UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

Value Line Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item I.	Reports to Stockholders.

(a)	A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/21 is included with this Form.

Semi-Annual Report
June 30, 2021
(Unaudited)
Value Line Select Growth Fund, Inc.
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Funds (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope this semi-annual report finds you and your family safe and well.
As we continue through these challenging times, know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this semi-annual report for Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2021.
During the semi-annual period, most broad U.S. equity indices generated strong positive absolute returns. Notably, all four Funds also posted positive absolute returns during the semi-annual period, though three of the four underperformed their respective benchmark index on a relative basis. The semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Select Growth Fund, Inc.*   was given an overall Risk Rating of Below Averagei by Morningstar1,2.

•
Value Line Mid Cap Focused Fund, Inc.*   earned an overall four-star rating from Morningstar1,2 in the mid-cap growth category among 546 funds as of June 30, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Low.ii

•
Value Line Capital Appreciation Fund, Inc.*   outpaced the category average return of its peers for the three-, five- and ten-year periods ended June 30, 2021 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 3% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 287 funds as of June 30, 2021 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.iii

•
Value Line Larger Companies Focused Fund, Inc.*   outpaced the category average return of its peers for the five- and ten-year periods ended June 30, 2021 (large growth category), as measured by Morningstar1.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2021, especially given the newsworthy events of the semi-annual period. With meaningful trends and developments during the first half of 2021 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
During the six months ended June 30, 2021, the U.S. economy increasingly opened up as just under half of Americans became fully vaccinated for COVID-19. Pandemic-driven lockdowns virtually ended. U.S. Gross Domestic Product (GDP) grew at an annualized rate of 6.4% in the first quarter of 2021, the second-largest quarterly gain since 2003, following an annualized growth rate of 4.3% in the last quarter of 2020. GDP forecasts for the second quarter of 2021 were also strong.
Jobs increased at a healthy pace through most of the semi-annual period. Non-farm payroll jobs began the calendar year with a monthly gain of 233,000 jobs. Progress was rather steadily higher, and by the end of June 2021, non-farm payroll jobs had increased to a monthly gain of 833,000. In turn, jobless claims and the unemployment rate declined. Jobless claims totaled 904,000 in early January 2021 and were down to 364,000 at the end of June. The U.S. unemployment rate went from 6.7% at the start of the calendar year to 5.9% at the end of the semi-annual period. In turn, consumer spending rose, home sales skyrocketed and travelers began returning to the skies.
Manufacturing was also robust, reaching heights not seen in decades. The Institute for Supply Management (ISM) Manufacturing Survey soared to 64.7 in March 2021, the highest reading since 1983, before declining slightly to 60.6 in June 2021, still well above the level widely considered to be a sign of expansion. Additionally, manufacturers could not produce enough to meet the pent-up demand as individuals released from lockdowns spent more than was widely anticipated. Major shortages were seen in semiconductor chips, commodities and a variety of goods, including lumber and automobiles, causing customers to wait long times for deliveries. Services, the largest sector of the U.S. economy, which had been especially hard hit by the COVID-19 pandemic, also began to recover during the semi-annual period, as more people became more comfortable going to restaurants, movies and retail stores. The ISM Services Index registered 57.2 at the end of 2020 and reached a historic peak of 64.0 in May 2021 before slipping to 60.1 in June.
Perhaps the major concern for the economy during the semi-annual period was a significant increase in inflationary pressures, a consequence of the strong economic recovery. The core Consumer Price Index, which excludes food and energy, rose 1.6% on a year over year basis in December 2020 but then reached an annualized growth rate of 4.5% in June 2021, the largest 12-month

President’s Letter (unaudited) (continued)

increase since the period ending November 1991. The energy index rose 24.5% over the 12 months ending June 2021, and the food index increased 2.4%. Over the 12 months ending June 2021, the broader all items Consumer Price Index increased 5.4%, the largest 12-month increase since a 5.4% increase for the period ending August 2008.
U.S. Treasury yields rose, and some economists criticized the U.S. Federal Reserve (the Fed) for maintaining monetary policy accommodation rather than increasing its near-zero short-term interest rates in an effort to counteract increasing inflation. However, Fed policymakers made it clear they believe the increased inflation is “transitory” due to the unusual pent-up demand from the COVID-19 pandemic, causing shortages and lifting prices. Fed policymakers also indicated they believe such inflation rates will be short-lived and will come down to the moderate level of 2% they seek as an average. At the same time, however, due to the unease and uncertainty around inflation, the Fed stated it was prepared to fight any inflation that persisted, signaling it would raise interest rates in 2023, one year earlier than investors and economists had expected. This Fed commentary stabilized U.S. Treasury yields and even caused a rally in prices, particularly in longer maturity bonds, which are most sensitive to inflation.
Outside of the U.S., economic recovery during the semi-annual period was more uneven. China’s economy grew robustly in the first quarter of 2021 before decelerating significantly in the second quarter. Due to a lack of COVID-19 vaccines, Europe struggled early, but its economy subsequently improved due to targeted lockdowns and an increase in available vaccinations. India was not so fortunate, as it suffered severe outbreaks of COVID-19. Brazil and other parts of South America continued to have high levels of cases as well. Japan, due to a shortage of vaccines and a low percentage of its population that has been vaccinated, instituted a lockdown to counteract its spiraling cases of the pandemic. In short, the global economy was not yet growing on all cylinders at the end of the semi-annual period as much of the world still struggled with COVID-19 and its variants.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 15.25% during the six months ended June 30, 2021, its second-best first half calendar year since 1998, behind only 2019.
After a decline in January 2021 on increased COVID-19 cases and fears around new variants, the U.S. equity market was well supported through most of the semi-annual period by a combination of strong economic growth, robust corporate earnings, a gradual rollback of COVID-19 lockdowns and restrictions, an accelerated COVID-19 vaccine rollout, passage of a $1.9 trillion sweeping fiscal stimulus package in March and investor confidence the Fed would maintain its highly accommodative monetary policy for an extended period. Concerns about rising inflationary pressures led to a brief stretch of volatility mid-way through the second calendar quarter, though U.S. equities resumed their climb in early June when new jobless claims data showed a decline for the sixth consecutive week. All told, the S&P 500® Index finished June at a then-all-time high.
Value stocks significantly outperformed growth stocks across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2021, though a rotation toward growth-oriented stocks began in mid-May. Within the U.S. equity markets, small-cap stocks performed best, followed closely by mid-cap stocks and then large-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, all 11 sectors generated positive absolute total returns during the semi-annual period. Energy, real estate and financials were the best relative performers. Conversely, utilities, consumer staples and consumer discretionary were the weakest performing sectors in the S&P 500® Index during the semi-annual period.
The U.S. equity markets outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted semi-annual returns of 8.83% and 7.45%, respectively. International equity markets, similarly to the U.S. equity market, were bolstered by an accelerating global rollout of COVID-19 vaccines, a favorable outlook for global economic growth and substantial support from governments and central banks. Also as in the U.S., several of the largest international markets, including the U.K. and Germany, were facing rising inflation, but their central bankers were similarly remaining patient with accommodative short-term policy rates. Chinese equities eked out only a modest gain for the semi-annual period, pressured by uncertain policies and external decisions as relating to its technology firms and after G7 leaders called for Hong Kong to keep a high degree of autonomy.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of  -1.60% during the semi-annual period, significantly underperforming the broad U.S. equity market. Bond prices fell and yields rose across most of the yield curve, or spectrum of maturities, during the semi-annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasuries registered their worst quarterly return since 1980 in the first quarter of 2021, driven by COVID-19 vaccine rollout progress, unprecedented fiscal stimulus and the Fed’s commitment to not preemptively hike interest rates in response to any transitory rise in inflation during the economic rebound. The markets’ adjusted expectations for U.S. economic growth, inflation and monetary policy translated into a rapid steepening5 of the U.S. Treasury yield curve, which spilled into other major markets. U.S. Treasuries then posted a modestly positive return in the second calendar quarter, and the U.S. Treasury yield curve flattened, with yields beyond a three-year maturity falling and shorter-term rates generally rising. The Fed made no changes to its near-zero targeted federal funds rate during the semi-annual period.
For the semi-annual period overall, the yield on the three-month U.S. Treasury bill fell approximately four basis points, while the yield on the two-year U.S. Treasury note increased approximately 12 basis points, and the yield on the five-year U.S. Treasury note rose approximately 51 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note increased approximately 52 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 41 basis points during the semi-annual period. As yields on shorter-term maturities fell slightly and yields on maturities of two years and longer rose in response to rising inflationary pressures and strong economic growth, the yield curve steepened, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the semi-annual period.
Long-dated U.S. Treasuries posted the weakest total returns during the semi-annual period, as investors sought yield in lower quality, higher-risk assets. For similar reasons, investment grade corporate bonds and securitized assets, including mortgage-backed securities, also posted negative absolute returns during the semi-annual period, but each sector still outperformed U.S. Treasuries. Sovereign emerging markets debt also posted negative absolute returns for the semi-annual period but outperformed U.S. Treasuries. Treasury inflation protected securities, however, generated positive absolute returns, outperforming nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index, given the strong rise in inflationary pressures. The high yield municipal bond, high yield corporate bond and leveraged loan sectors performed best during the semi-annual period.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
The opinions expressed herein are those of EULAV Asset Management and its investment team. The opinions referenced are as of the date of the report and may change due to market or economic conditions. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, or to adopt any investment strategy or strategies. This information is not intended to serve as investment advice.
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

5

President’s Letter (unaudited) (continued)

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Select Growth Fund, Inc.: Morningstar Risk: Below Average for the 3-year, 5-year and overall periods ended June 30, 2021; Low for the 10-year period ended June 30, 2021. All in the large growth category.

i1
For Value Line Mid Cap Focused Fund, Inc.: Three-star rating for 3-year (546 funds) and 5-year (489 funds) periods ended June 30, 2021; four-star rating for 10-year (379 funds) and overall (546 funds) periods ended June 30, 2021. All in the large growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended June 30, 2021.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the 65th percentile for one-year (309 funds), 3rd percentile for three-year (287 funds), 1st percentile for five-year (262 funds) and 2nd percentile for ten- year (183 funds) periods ended June 30, 2021. All in the Morningstar allocation 70% to 85% equity category. Five- star rating for 3-year (287 funds), 5-year (262 funds), 10-year (183 funds), and overall (287 funds) periods ended June 30, 2021. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year, 10- year and overall periods ended June 30, 2021.

iv
For Larger Companies Focused Fund, Inc.: Ranked by Morningstar in the 89th percentile for one-year (1239 funds), 63rd percentile for three-year (1138 funds), 36th percentile for five-year (1024 funds) and 42nd percentile for 10-year (761 funds) periods ended June 30, 2021. All in the Morningstar large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

VALUE LINE SELECT GROWTH FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 8.19% during the six months ended June 30, 2021. This compares to the 15.25% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid positive absolute returns but underperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the semi-annual period.
Further, during the semi-annual period, value-oriented stocks outpaced growth-oriented stocks by a substantial margin. This style preference by investors at large proved a detractor for the Fund, which emphasizes growth over value. It was also a period during which investors favored lower quality, more speculative stocks. As the Fund invests in higher quality, less volatile stocks, this trend further dampened its relative results.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology, industrials and financials sectors. Also detracting from the Fund’s relative results was holding no stocks in the energy and communication services sectors, each of which significantly outperformed the S&P 500® Index during the semi-annual period.
Only partially offsetting these detractors was stock selection in the health care sector, which contributed positively. Further boosting the Fund’s relative results was its underweight to the consumer staples sector, which underperformed the S&P 500® Index during the semi-annual period, and having no positions at all in the utilities sector, the weakest sector in the S&P 500® Index during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were positions in software and technology services firms ANSYS and Fiserv, each of which experienced a share price decline during the semi-annual period, hurt by weaker than expected operating performance. Also, the Fund did not own the strongly performing Alphabet, parent company of search engine leader Google, and thus it proved a detractor.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results was software and technology services firm Intuit. Its stock enjoyed a robust double-digit gain during the semi-annual period, aided by stronger than expected operating performance. Further, the Fund did not own two information technology giants — Apple and Amazon.com, which generated positive absolute returns but significantly lagged the S&P 500® Index during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we did not establish any new positions in the Fund. We eliminated from the Fund’s portfolio a position in software and technology services firm Jack Henry & Associates because we believed it was no longer generating the consistent long-term growth we seek. The Fund had 33 holdings in its portfolio as of June 30, 2021.

VALUE LINE SELECT GROWTH FUND, INC. (continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
There were no notable changes in the Fund’s sector weightings relative to the S&P 500® Index during the six-month period ended June 30, 2021.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology, health care and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, consumer discretionary and real estate sectors. The Fund had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	122,700	$32,927,772	7.0%
Accenture PLC	89,900	26,501,621	5.6%
Thermo Fisher Scientific, Inc.	52,200	26,333,334	5.6%
MasterCard, Inc.	70,900	25,884,881	5.5%
Roper Technologies, Inc.	49,000	23,039,800	4.9%
Salesforce.com, Inc.	90,400	22,082,008	4.7%
Cintas Corp.	57,177	21,841,614	4.6%
Teledyne Technologies, Inc.	47,200	19,768,776	4.2%
S&P Global, Inc.	44,000	18,059,800	3.8%
IDEXX Laboratories, Inc.	28,400	17,936,020	3.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment In Securities*

*
Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited) (continued)

Performance Data:*
Average Annual Total Returns (For periods ended 6/30/2021)
Investor Class	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 5/30/1956
Value Line Select Growth Fund, Inc.	8.19%	31.12%	18.20%	13.75%	9.93%
S&P 500® Index**	15.25%	40.79%	17.65%	14.84%	7.25%
Institutional Class	6 Mos	1 Yr	Since Inception 4/30/2020
Value Line Select Growth Fund, Inc.	8.33%	31.43%	35.57%
S&P 500® Index**	15.25%	40.79%	38.35%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Select Growth Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2021

Shares		Value
COMMON STOCKS 97.2%
CONSUMER DISCRETIONARY 1.8%
	RETAIL 1.8%
123,200	TJX Companies, Inc. (The)	$8,306,144
CONSUMER STAPLES 4.2%
	HOUSEHOLD PRODUCTS 1.1%
58,424	Church & Dwight Co., Inc.	4,978,893
	RETAIL 3.1%
37,400	Costco Wholesale Corp.	14,798,058
		19,776,951
FINANCIALS 5.0%
	COMMERCIAL SERVICES 3.8%
44,000	S&P Global, Inc.	18,059,800
	DIVERSIFIED FINANCIAL SERVICES 0.6%
22,000	Intercontinental Exchange, Inc.	2,611,400
	INSURANCE 0.6%
11,200	Aon PLC Class A	2,674,112
		23,345,312
HEALTHCARE 17.2%
	ELECTRONICS 0.8%
2,900	Mettler-Toledo International, Inc.(1)	4,017,486
	HEALTHCARE PRODUCTS 16.4%
122,700	Danaher Corp.	32,927,772
28,400	IDEXX Laboratories, Inc.(1)	17,936,020
52,200	Thermo Fisher Scientific, Inc.	26,333,334
		77,197,126
		81,214,612
INDUSTRIALS 29.5%
	AEROSPACE & DEFENSE 9.6%
80,035	HEICO Corp.	11,158,480
47,200	Teledyne Technologies, Inc.(1)	19,768,776
22,400	TransDigm Group, Inc.(1)	14,499,296
		45,426,552
	COMMERCIAL SERVICES 6.2%
57,177	Cintas Corp.	21,841,614
66,152	IHS Markit, Ltd.	7,452,684
		29,294,298
	ENVIRONMENTAL CONTROL 5.4%
81,800	Republic Services, Inc.	8,998,818
136,700	Waste Connections, Inc.	16,326,081
		25,324,899
Shares		Value
INDUSTRIALS 29.5% (continued)
	SOFTWARE 4.9%
49,000	Roper Technologies, Inc.	$23,039,800
	TRANSPORTATION 3.4%
72,800	Union Pacific Corp.	16,010,904
		139,096,453
INFORMATION TECHNOLOGY 36.0%
	COMPUTERS 5.6%
89,900	Accenture PLC Class A	26,501,621
	DIVERSIFIED FINANCIAL SERVICES 5.5%
70,900	MasterCard, Inc. Class A	25,884,881
	SOFTWARE 24.9%
18,000	Adobe, Inc.(1)	10,541,520
39,600	ANSYS, Inc.(1)	13,743,576
72,000	Cadence Design Systems, Inc.(1)	9,851,040
54,600	Fidelity National Information Services, Inc.	7,735,182
140,800	Fiserv, Inc.(1)	15,050,112
34,400	Intuit, Inc.	16,861,848
90,400	Salesforce.com, Inc.(1)	22,082,008
28,639	ServiceNow, Inc.(1)	15,738,563
20,800	Synopsys, Inc.(1)	5,736,432
		117,340,281
		169,726,783
MATERIALS 2.9%
	CHEMICALS 1.7%
38,800	Ecolab, Inc.	7,991,636
	PACKAGING & CONTAINERS 1.2%
68,000	Ball Corp.	5,509,360
		13,500,996
REAL ESTATE 0.6%
	REITS 0.6%
10,600	American Tower Corp. REIT	2,863,484
TOTAL COMMON STOCKS (Cost $202,241,493)		457,830,735
SHORT-TERM INVESTMENT 2.9%
MONEY MARKET FUND 2.9%
13,740,016	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	13,740,016
TOTAL SHORT-TERM INVESTMENTS (Cost $13,740,016)		13,740,016
TOTAL INVESTMENT IN SECURITIES 100.1%(Cost $215,981,509)		$471,570,751
Shares	Value
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1)%	$(644,926)
NET ASSETS 100%	$470,925,825

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of June 30, 2021.

REIT
 Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$457,830,735	$—	$—	$457,830,735
Short-Term Investment	13,740,016	—	—	13,740,016
Total Investments in Securities	$471,570,751	$—	$—	$471,570,751

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 7.88% during the six months ended June 30, 2021. This compares to the 15.25% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid positive absolute returns but underperformed the S&P 500® Index on a relative basis during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole also detracted, albeit more modestly, during the semi-annual period.
Further, during the semi-annual period, value-oriented stocks outpaced growth-oriented stocks by a substantial margin. This style preference by investors at large proved a detractor for the Fund, which emphasizes growth over value. It was also a period during which investors favored lower quality, more speculative stocks. As the Fund invests in higher quality, less volatile stocks, this trend further dampened its relative results.
Which equity market sectors most significantly affected Fund performance?
The Fund was hurt most by stock selection in the information technology, materials and health care sectors. Also detracting from the Fund’s relative results was holding no stocks in the energy and communication services sectors, each of which significantly outperformed the S&P 500® Index during the semi-annual period.
Only partially offsetting these detractors was stock selection in the financials sector, which contributed positively. Further boosting the Fund’s relative results was having no positions at all in the utilities sector, the weakest sector in the S&P 500® Index during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by positions in hospice and palliative care services provider Chemed, pest control services provider Rollins and software and technology services firm Fair Isaac. Each of these companies experienced a share price decline during the semi-annual period because of weaker than expected operating performance.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were insurance company American Financial Group and software and technology services firm Gartner. Shares of each of these companies enjoyed robust double-digit percentage gains during the semi-annual period, helped by better than expected operating performance. Further, the Fund did not own information technology giant Apple, which generated a positive absolute return but significantly lagged the S&P 500® Index during the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
This focused Fund ended the semi-annual period with 29 holdings in its portfolio as compared to 30 at the start of the calendar year. No new positions were added during the semi-annual period. We eliminated from the Fund’s portfolio a position in Carlisle Companies, which manufactures and distributes construction materials, transportation products and general industry products. We sold the position because we believed Carlisle Companies was no longer generating the consistent long-term growth we seek.

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

Were there any notable changes in the Fund’s weightings during the six-month period?
We shifted from having a rather neutral position relative to the S&P 500® Index in financials at the start of the semi-annual period to having an underweighted exposure.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the health care, consumer discretionary and financials sectors and was rather neutrally weighted relative to the Index in the information technology, consumer staples and real estate sectors on the same date. On June 30, 2021, the Fund held no positions at all in the energy, communication services or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	71,500	$29,946,345	6.3%
Pool Corp.	62,700	28,757,982	6.1%
Cadence Design Systems, Inc.	163,200	22,329,024	4.7%
Lennox International, Inc.	61,800	21,679,440	4.6%
Tyler Technologies, Inc.	45,300	20,492,361	4.4%
Fair Isaac Corp.	39,900	20,056,932	4.3%
American Financial Group, Inc.	154,992	19,330,602	4.1%
Church & Dwight Co., Inc.	218,600	18,629,092	4.0%
Mettler-Toledo International, Inc.	13,400	18,563,556	3.9%
TransDigm Group, Inc.	28,400	18,383,036	3.9%
Asset Allocation — Percentage of Net Assets

Sector Weightings – Percentage of Total Investment In Securities*
*
Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited) (continued)

Performance Data: *
Average Annual Total Returns (For periods ended 6/30/2021)
	6 Mos	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 3/1/1950
Investor Class
Value Line Mid Cap Focused Fund, Inc.	7.88%	32.96%	20.10%	17.78%	14.18%	10.27%
S&P 500® Index**	15.25%	40.79%	18.67%	17.65%	14.84%	8.05%
	6 Mos	1 Yr	3 Yrs	Since Inception 8/14/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	8.03%	33.28%	20.39%	19.22%
S&P 500® Index**	15.25%	40.79%	18.67%	15.69%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2021

Shares		Value
COMMON STOCKS 96.8%
CONSUMER DISCRETIONARY 9.1%
	DISTRIBUTION & WHOLESALE 6.1%
62,700	Pool Corp.	$28,757,982
	ENTERTAINMENT 3.0%
72,195	Churchill Downs, Inc.	14,313,381
		43,071,363

CONSUMER STAPLES 6.2%
	FOOD 2.2%
59,800	J&J Snack Foods Corp.	10,429,718
	HOUSEHOLD PRODUCTS 4.0%
218,600	Church & Dwight Co., Inc.	18,629,092
		29,058,810
FINANCIALS 10.9%
	INSURANCE 10.9%
154,992	American Financial Group, Inc.	19,330,602
409,400	Arch Capital Group, Ltd.(1)	15,942,036
214,192	Berkley (W.R.) Corp.	15,942,311
		51,214,949
HEALTHCARE 9.2%
	ELECTRONICS 3.9%
13,400	Mettler-Toledo International, Inc.(1)	18,563,556
	HEALTHCARE PRODUCTS 1.5%
17,200	Cooper Cos., Inc. (The)	6,815,844
	HEALTHCARE SERVICES 3.8%
37,700	Chemed Corp.	17,888,650
		43,268,050
INDUSTRIALS 26.9%
	AEROSPACE & DEFENSE 12.9%
89,583	HEICO Corp.	12,489,662
71,500	Teledyne Technologies, Inc.(1)	29,946,345
28,400	TransDigm Group, Inc.(1)	18,383,036
		60,819,043
	BUILDING MATERIALS 4.6%
61,800	Lennox International, Inc.	21,679,440
	COMMERCIAL SERVICES 2.2%
310,049	Rollins, Inc.	10,603,676
Shares		Value
INDUSTRIALS 26.9% (continued)
	ENGINEERING & CONSTRUCTION 2.2%
114,600	Exponent, Inc.	$10,223,466
	ENVIRONMENTAL CONTROL 2.9%
115,750	Waste Connections, Inc.	13,824,022
	SOFTWARE 2.1%
21,400	Roper Technologies, Inc.	10,062,280
		127,211,927
INFORMATION TECHNOLOGY 27.2%
	COMMERCIAL SERVICES 3.7%
72,800	Gartner, Inc.(1)	17,632,160
	COMPUTERS 2.4%
126,700	CGI, Inc.(1) (2)	11,479,020
	SOFTWARE 21.1%
51,900	ANSYS, Inc.(1)	18,012,414
163,200	Cadence Design Systems, Inc.(1)	22,329,024
39,900	Fair Isaac Corp.(1)	20,056,932
35,800	Fiserv, Inc.(1)	3,826,662
90,308	Jack Henry & Associates, Inc.	14,766,261
45,300	Tyler Technologies, Inc.(1)	20,492,361
		99,483,654
		128,594,834
MATERIALS 4.4%
	PACKAGING & CONTAINERS 4.4%
100,700	AptarGroup, Inc.	14,182,588
83,892	Ball Corp.	6,796,930
		20,979,518
REAL ESTATE 2.9%
	REITS 2.9%
183,300	Equity Lifestyle Properties, Inc. REIT	13,621,023
TOTAL COMMON STOCKS (Cost $279,491,338)		457,020,474
Shares		Value
SHORT-TERM INVESTMENTS 3.2%
	MONEY MARKET FUNDS 3.2%
15,325,293	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(3)	$15,325,293
5,719	State Street Navigator Securities Lending Government Money Market Portfolio(4)	5,719
		15,331,012
TOTAL SHORT-TERM INVESTMENTS (Cost $15,331,012)		15,331,012
TOTAL INVESTMENT IN SECURITIES 100.0%(Cost $294,822,350)		$472,351,486
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.0%)		(86,148)
NET ASSETS 100%		$472,265,338

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of June 30, 2021, the market value of the securities on loan was $5,527.

(3)
Rate reflects 7 day yield as of June 30, 2021.

(4)
Securities with an aggregate market value of  $5,527 were out on loan in exchange for collateral including $5,719 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$457,020,474	$—	$—	$457,020,474
Short-Term Investments	15,331,012	—	—	15,331,012
Total Investments in Securities	$472,351,486	$—	$—	$472,351,486

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 8.60% during the six months ended June 30, 2021. This compares to the 8.51% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed its blended benchmark, driven primarily by favorable asset allocation decisions. The Fund was overweight equities and underweight fixed income, which proved beneficial as equities outperformed fixed income during the semi-annual period. However, having a position in cash, albeit a modest one, during a semi-annual period when the S&P 500® Index rallied strongly dampened the Fund’s relative results.
The fixed income portion of the Fund outperformed the Bloomberg Barclays Index during the semi-annual period. But the equity portion of the Fund underperformed the S&P 500® Index during the semi-annual period, attributable primarily to stock selection. Sector allocation overall also detracted, though to a lesser extent. Further, during the semi-annual period, growth-oriented stocks significantly underperformed value-oriented stocks. This market dynamic proved a detractor for the equity portion of the Fund, which focuses on investments in growth companies.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund was hurt most by stock selection in the health care, information technology and consumer discretionary sectors. Having overweight allocations to each of these sectors, which each underperformed the S&P 500® Index during the semi-annual period, also detracted.
Partially offsetting these detractors was stock selection in consumer staples and energy, which contributed positively to the equity portion of the Fund’s relative results. Having an underweight allocation to consumer staples, which was the second-weakest performing sector in the S&P 500® Index during the semi-annual period, and having no exposure to utilities, which was the weakest sector in the S&P 500® Index during the semi-annual period, added value as well.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were development-stage biotechnology company Exelixis, pharmaceuticals company Vertex Pharmaceuticals and business communications software-as-a-service provider RingCentral.
Shares of Exelixis declined during the semi-annual period, driven lower mainly on the news its front-line liver cancer trial had failed to show an overall survival benefit despite having met its primary endpoint of progression free survival in the clinical trial. Vertex Pharmaceuticals experienced a double-digit share price decline during the semi-annual period following the discontinuation in June of its trial for a treatment addressing alpha-1 antitrypsin deficiency, or AATD, a genetic disease affecting the liver and lungs. Shares of RingCentral saw a sharp double-digit decline during the semi-annual period. While RingCentral’s management continued to execute well and capture growth opportunities, its stock was pressured by broad weakness within its industry during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in oil and gas exploration and production company Diamondback Energy, investment company The Blackstone Group and information technology giant Apple.

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

Diamondback Energy’s shares soared during the semi-annual period. The company delivered solid quarterly results based on strong execution, including a dividend hike and divestitures. The Blackstone Group enjoyed a robust double-digit share price gain during the semi-annual period in large part performing well along with the financials sector as a whole. The Blackstone Group, more specifically, also has a strong brand, supported by its scale, asset performance, execution and innovation. Apple proved to be a significant contributor to relative results because the equity portion of the Fund was underweight its stock, which posted a positive absolute return but notably lagged the S&P 500® Index during the semi-annual period.
Did the equity portion of the Fund make any significant purchases or sales?
During the semi-annual period, we established a position in DraftKings, a leading digital sports gaming and entertainment company, which first became public in April 2020. In our opinion, DraftKings’ revenues and earnings per share could grow substantially in the next couple of years. We also initiated a position in the equity portion of the Fund in Biogen following the Food & Drug Administration’s (FDA) approval of its Alzheimer’s drug, Aduhelm, in June 2021.
Conversely, we sold the Fund’s positions in biopharmaceutical companies Bristol-Myers Squibb and Alexion Pharmaceuticals. We exited the position in Alexion Pharmaceuticals following its announcement in December 2020 that it would be acquired by AstraZeneca, a deal expected to close in late July 2021.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the equity portion of the Fund’s allocation to the consumer discretionary and financials sectors increased and its exposure to the health care sector decreased relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the Fund was overweight relative to the S&P 500® Index in the information technology, health care, consumer discretionary and communication services sectors. The Fund was underweight relative to the S&P 500® Index in the industrials, consumer staples, financials and real estate sectors on the same date. The Fund was rather neutrally weighted to the energy sector relative to the S&P 500® Index and had no exposure to the materials and utilities sectors at the end of June 2021.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance shorter than that of the Bloomberg Barclays Index during the semi-annual period based on our expectations for higher interest rates. As rates did rise across most of the yield curve during the semi-annual period in response to rising inflationary pressures and strong economic growth, the fixed income portion of the Fund’s short duration positioning added value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
However, yield curve positioning overall detracted from the fixed income portion of the Fund’s relative performance during the semi-annual period. The fixed income portion of the Fund was positioned with an emphasis on the intermediate segment of the yield curve, and it would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities.
Which fixed income market segments most significantly affected Fund performance?
A focus on investment grade corporate bonds rated BBB contributed positively, as lower quality, more “risk on*” credits outperformed higher quality credits during the semi-annual period on investor demand for yield. Having an overweighted allocation to the investment grade corporate bond sector, which outperformed the Bloomberg Barclays Index during the semi-annual period, and having an underweighted allocation to U.S. Treasuries, which underperformed the Bloomberg Barclays Index during the semi-annual period, further boosted the Fund’s relative results. Conversely and to a lesser extent, positioning within the securitized sector, especially the fixed income portion of the Fund’s overweight to commercial mortgage-backed securities, which underperformed the Bloomberg Barclays Index during the semi-annual period, detracted.

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
During the semi-annual period, we slightly increased the fixed income portion of the Fund’s “risk on” bias. More specifically, we increased its corporate credit holdings based on our expectations for stronger economic growth both domestically and globally as the COVID-19 vaccine rollout took hold, and we modestly reduced its allocation to U.S. Treasuries. Also, as the U.S. Treasury yield curve steepened during the semi-annual period, we reduced exposure to the short-term end of the maturity spectrum, i.e. securities with maturities of less than three years, and increased exposure to securities with maturities of five years and longer as we sought to take advantage of their more attractive rates.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2021?
At the end of June 2021, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund had a moderate overweight exposure to the securitized sector overall, but within the sector, it was underweight highly-rated mortgage-backed securities and was overweight high quality asset-backed securities and more “risk-on” commercial mortgage-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At June 30, 2021, the Fund had a weighting of approximately 84% in stocks, 11% in fixed income securities and 5% in cash equivalents. This compared to approximately 82% in stocks, 14% in fixed income securities and 4% in cash equivalents at the start of the semi-annual period. Much of the asset allocation shifts during the semi-annual period was due to the market appreciation of equities.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
During the semi-annual period, we generally saw better than consensus expected sales and corporate earnings reports. We remained guardedly optimistic at the end of the semi-annual period that the healthy economic recovery we have seen will continue, despite some near-term concerns regarding both inflation and an uptick in COVID-19 cases due to the highly transmissible Delta variant. Notably, Fed Chair Jerome Powell remained committed to keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S. equity markets. The Fed has taken this position despite the higher than expected inflation readings, which it believes has been caused by transitory factors and may well be resolved over time as disruptions in the supply chains normalize.
At the end of the semi-annual period, we felt the equity portion of the Fund was well positioned to thrive over the longer term, as it generally owns companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the equity portion of the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.
We also intend to closely monitor the pace of U.S. and global economic growth, the job market, any further monetary and/or fiscal stimulus provided, tax policy changes and any uptick in inflation, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings.
*”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,100	$24,425,136	3.3%
Exelixis, Inc.	1,230,000	22,410,600	3.0%
Bank of America Corp.	540,000	22,264,200	3.0%
Facebook, Inc.	62,000	21,558,020	2.9%
Biohaven Pharmaceutical Holding Co., Ltd.	220,000	21,357,600	2.9%
Visa, Inc.	84,000	19,640,880	2.6%
Vertex Pharmaceuticals, Inc.	90,000	18,146,700	2.4%
Alphabet, Inc.	7,400	18,069,246	2.4%
Apple, Inc.	129,000	17,667,840	2.4%
Exact Sciences Corp.	130,000	16,160,300	2.2%
Asset Allocation — Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*	Bonds & Notes Sectors — Percentage of All Bonds & Notes*

Information Technology
35.1%
Healthcare
19.6%
Consumer Discretionary
17.1%
Communication Services
13.6%
Financials
7.6%
Energy
2.9%
Industrials
2.0%
Real Estate
1.1%
Consumer Staples
1.0%

Government 23.3%
Mortgage-Backed Securities 20.7%
Financial 13.5%
Commercial Mortgage-Backed Securities 9.3%
Consumer, Non-cyclical 8.3%
Energy 4.1%
Communications 3.6%
Industrial 3.6%
Asset-Backed Securities 3.4%
Utilities 3.2%
Technology 2.6%
Consumer, Cyclical 2.5%
Basic Materials 1.9%

*
Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited) (continued)

Performance Data: *
Average Annual Total Returns (For periods ended 6/30/2021)
	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 10/1/1952
Investor Class
Value Line Capital Appreciation Fund, Inc.	8.60%	31.17%	18.08%	12.02%	10.43%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index **	8.51%	24.34%	11.80%	10.26%	7.56%
S&P 500® Index***	15.25%	40.79%	17.65%	14.84%	7.80%
	6 Mos	1 Yr	5 Yrs	Since Inception 11/2/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	8.76%	31.59%	18.37%	15.08%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index **	8.51%	24.34%	11.80%	9.61%
S&P 500® Index ***	15.25%	40.79%	17.65%	13.68%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments

Shares		Value
COMMON STOCKS 84.3%
COMMUNICATION SERVICES 11.4%
	INTERNET 9.0%
7,400	Alphabet, Inc. Class A(1)	$18,069,246
62,000	Facebook, Inc. Class A(1)	21,558,020
21,000	Netflix, Inc.(1)	11,092,410
76,000	Tencent Holdings, Ltd. ADR(2)	5,722,800
160,000	Twitter, Inc.(1)	11,009,600
		67,452,076
	MEDIA 0.7%
32,000	Walt Disney Co. (The)(1)	5,624,640
	SOFTWARE 1.7%
130,000	Activision Blizzard, Inc.	12,407,200
		85,483,916
CONSUMER DISCRETIONARY 14.4%
	ENTERTAINMENT 1.8%
170,000	DraftKings, Inc. Class A (1),(2)	8,868,900
16,000	Vail Resorts, Inc.(1)	5,064,320
		13,933,220
	HOME BUILDERS 1.4%
107,000	Lennar Corp. Class A	10,630,450
	INTERNET 4.8%
50,000	Alibaba Group Holding, Ltd. ADR(1)	11,339,000
7,100	Amazon.com, Inc.(1)	24,425,136
		35,764,136
	LEISURE TIME 2.1%
125,000	Peloton Interactive, Inc. Class A(1)	15,502,500
	LODGING 0.9%
54,000	Hilton Worldwide Holdings, Inc.(1)	6,513,480
	RETAIL 3.4%
21,000	Home Depot, Inc.	6,696,690
75,000	Starbucks Corp.	8,385,750
30,000	Ulta Beauty, Inc.(1)	10,373,100
		25,455,540
		107,799,326
CONSUMER STAPLES 0.9%
	BEVERAGES 0.9%
28,000	Constellation Brands, Inc. Class A	6,548,920
Shares		Value
ENERGY 2.4%
	OIL & GAS 2.4%
115,000	Diamondback Energy, Inc.	$10,797,350
45,000	Pioneer Natural Resources Co.	7,313,400
		18,110,750
FINANCIALS 6.4%
	BANKS 5.1%
540,000	Bank of America Corp.	22,264,200
103,000	JPMorgan Chase & Co.	16,020,620
		38,284,820
	DIVERSIFIED FINANCIAL SERVICES 1.3%
95,000	Blackstone Group, Inc. (The) Class A	9,228,300
		47,513,120
HEALTHCARE 16.5%
	BIOTECHNOLOGY 14.1%
1,700,000	Amarin Corp. PLC ADR (1),(2)	7,446,000
22,000	Biogen, Inc.(1)	7,617,940
220,000	Biohaven Pharmaceutical Holding Co., Ltd.(1)	21,357,600
130,000	Exact Sciences Corp.(1)	16,160,300
1,230,000	Exelixis, Inc.(1)	22,410,600
240,000	Global Blood Therapeutics, Inc.(1)	8,404,800
200,000	Intercept Pharmaceuticals, Inc. (1),(2)	3,994,000
90,000	Vertex Pharmaceuticals, Inc.(1)	18,146,700
		105,537,940
	HEALTHCARE PRODUCTS 0.9%
65,000	Edwards Lifesciences Corp.(1)	6,732,050
	PHARMACEUTICALS 1.5%
26,000	DexCom, Inc.(1)	11,102,000
		123,371,990
INDUSTRIALS 1.7%
	INTERNET 1.7%
205,000	Lyft, Inc. Class A(1)	12,398,400
INFORMATION TECHNOLOGY 29.6%
	COMMERCIAL SERVICES 2.2%
55,000	PayPal Holdings, Inc.(1)	16,031,400
	COMPUTERS 3.6%
129,000	Apple, Inc.	17,667,840
38,000	Crowdstrike Holdings, Inc. Class A(1)	9,549,780
		27,217,620
Shares		Value
INFORMATION TECHNOLOGY 29.6% (continued)
	DIVERSIFIED FINANCIAL SERVICES 2.6%
84,000	Visa, Inc. Class A	$19,640,880
	INTERNET 2.5%
7,800	Shopify, Inc. Class A(1)	11,395,644
48,000	Zendesk, Inc.(1)	6,928,320
		18,323,964
	SEMICONDUCTORS 7.7%
15,000	Broadcom, Inc.	7,152,600
190,000	Micron Technology, Inc. (1)	16,146,200
15,500	NVIDIA Corp.	12,401,550
48,000	NXP Semiconductors N.V.	9,874,560
85,000	QUALCOMM, Inc.	12,149,050
		57,723,960
	SOFTWARE 11.0%
11,000	Adobe, Inc.(1)	6,442,040
39,000	Microsoft Corp.	10,565,100
40,000	RingCentral, Inc. Class A (1)	11,623,200
48,000	Salesforce.com, Inc.(1)	11,724,960
18,000	ServiceNow, Inc.(1)	9,891,900
80,000	Splunk, Inc.(1)	11,566,400
30,000	Twilio, Inc. Class A(1)	11,824,800
36,000	Workday, Inc. Class A(1)	8,594,640
		82,233,040
		221,170,864
REAL ESTATE 1.0%
	REITS 1.0%
27,000	American Tower Corp. REIT	7,293,780
TOTAL COMMON STOCKS (Cost $412,654,397)		629,691,066

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
ASSET-BACKED SECURITIES 0.4%
$17,490	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	$17,528
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	212,909
200,000	Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47%, 1/15/30(3)	212,324
500,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 7/15/31(3)	539,548
130,000	Ford Credit Floorplan Master Owner Trust, Series 2019-2, Class A, 3.06%, 4/15/26	138,690
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	513,556
34,453	Hyundai Auto Receivables Trust, Series 2017-B, Class A4, 1.96%, 2/15/23	34,478
500,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	527,300
150,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(3)	152,546
400,000	World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A3, 2.03%, 11/15/22	403,433
TOTAL ASSET-BACKED SECURITIES (Cost $2,772,598)		2,752,312
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.0%
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	281,734
300,000	BANK, Series 2021-BN33, Class A3, 2.02%, 5/15/64	303,705
Principal Amount		Value
$235,442	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	$245,764
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	107,124
550,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	585,486
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(4)	108,210
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	545,073
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	268,095
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K058, Class A2, 2.65%, 8/25/26	268,847
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	111,568
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K063, Class A2, 3.43%, 1/25/27(4)	111,633
Principal Amount		Value
$255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	$282,509
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	166,521
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	285,098
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, 3.65%, 2/25/28(4)	114,385
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	115,063
777,799	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	823,370
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 11/25/51(4)	288,277
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.63%, 11/25/45(3),(4)	258,476
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.71%, 11/25/47(3),(4)	250,585
150,812	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	152,781
150,000	GNMA, Series 2013-12, Class B, 2.05%, 11/16/52(4)	152,326

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.0% (continued)
$52,647	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	$52,997
183,472	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	192,742
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	220,853
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	256,137
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	396,849
27,378	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	27,371
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	217,512
55,530	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	55,781
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	166,421
111,934	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	112,139
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $7,389,898)		7,525,432
Principal Amount		Value
CORPORATE BONDS & NOTES 4.7%
BASIC MATERIALS 0.2%
	CHEMICALS 0.1%
$125,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	$127,553
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	184,314
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31	141,534
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	108,818
57,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	60,903
125,000	LYB International Finance II B.V., Guaranteed Notes, 3.50%, 3/2/27	136,532
150,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	172,673
		932,327
	IRON & STEEL 0.0%
190,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31	204,084
	MINING 0.1%
145,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42(2)	177,287
170,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	219,162
		396,449
		1,532,860
COMMUNICATIONS 0.4%
	INTERNET 0.2%
200,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	217,617
130,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	167,899
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	217,618
Principal Amount		Value
COMMUNICATIONS 0.4% (continued)
	INTERNET 0.2% (continued)
$150,000	Expedia Group, Inc., Guaranteed Notes, 3.25%, 2/15/30	$156,837
190,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	220,637
150,000	VeriSign, Inc., Senior Unsecured Notes, 2.70%, 6/15/31	152,390
		1,132,998
	MEDIA 0.1%
175,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	198,326
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	280,224
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	171,100
150,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31	157,618
		807,268
	TELECOMMUNICATIONS 0.1%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(3)	226,189
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	233,393
110,000	T-Mobile USA, Inc., Guaranteed Notes, 2.25%, 2/15/26	110,825
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	299,060
100,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50	116,891
		986,358
		2,926,624
CONSUMER, CYCLICAL 0.3%
	APPAREL 0.0%
150,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	159,698

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 4.7% (continued)
CONSUMER, CYCLICAL 0.3% (continued)
	AUTO MANUFACTURERS 0.1%
$150,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25	$149,855
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30	144,909
195,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	202,069
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	209,947
		706,780
	HOME BUILDERS 0.1%
225,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24	235,856
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	163,274
162,000	PulteGroup, Inc., Guaranteed Notes, 5.00%, 1/15/2sssss7 (2s)	189,112
		588,242
	HOME FURNISHINGS 0.0%
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29	237,050
	RETAIL 0.1%
125,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	139,668
200,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	223,991
		363,659
		2,055,429
CONSUMER, NON-CYCLICAL 0.9%
	AGRICULTURE 0.0%
150,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	162,113
	BEVERAGES 0.1%
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	184,717
150,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27	151,546
Principal Amount		Value
CONSUMER, NON-CYCLICAL 0.9% (continued)
	BEVERAGES 0.1% (continued)
$150,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	$156,530
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	200,709
100,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	108,203
		801,705
	BIOTECHNOLOGY 0.1%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27	155,847
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	102,851
150,000	Illumina, Inc., Senior Unsecured Notes, 2.55%, 3/23/31	152,437
175,000	Regeneron Pharmaceuticals, Inc., Senior Unsecured Notes, 1.75%, 9/15/30	166,004
		577,139
	COMMERCIAL SERVICES 0.1%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	171,601
100,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	104,294
200,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26(2)	214,879
		490,774
	FOOD 0.1%
150,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	146,462
200,000	Kroger Co. (The), Senior Unsecured Notes, 2.65%, 10/15/26	212,374
125,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31(2)	118,282
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	173,825
		650,943
Principal Amount		Value
CONSUMER, NON-CYCLICAL 0.9% (continued)
	HEALTHCARE PRODUCTS 0.1%
$235,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	$265,513
125,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	133,106
225,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26	249,576
175,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25	194,089
		842,284
	HEALTHCARE SERVICES 0.1%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	161,850
125,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	137,471
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	169,200
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	224,415
200,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29	210,802
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	191,314
		1,095,052
	HOUSEHOLD PRODUCTS 0.0%
100,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	98,321
	PHARMACEUTICALS 0.3%
175,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	188,244
150,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30(2)	142,267
100,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.70%, 6/6/27	111,173
150,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	153,184

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.7% (continued)
CONSUMER, NON-CYCLICAL 0.9% (continued)
	PHARMACEUTICALS 0.3% (continued)
$150,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	$144,743
150,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30(2)	145,657
200,000	McKesson Corp., Senior Unsecured Notes, 0.90%, 12/3/25	197,145
175,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	207,389
190,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	192,154
125,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	124,561
150,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26	165,299
200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	226,725
		1,998,541
		6,716,872
ENERGY 0.4%
	OIL & GAS 0.2%
175,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	179,866
225,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26	261,381
175,000	Diamondback Energy, Inc., Guaranteed Notes, 2.88%, 12/1/24	184,835
100,000	EOG Resources, Inc., Senior Unsecured Notes, 4.38%, 4/15/30	118,498
140,000	Hess Corp., Senior Unsecured Notes, 4.30%, 4/1/27	155,889
100,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	108,944
Principal Amount		Value
ENERGY 0.4% (continued)
	OIL & GAS 0.2% (continued)
$100,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	$117,635
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	110,418
150,000	Phillips 66, Guaranteed Notes, 3.90%, 3/15/28	168,397
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	155,736
175,000	Suncor Energy, Inc., Senior Unsecured Notes, 3.10%, 5/15/25	187,047
150,000	TotalEnergies Capital International SA, Guaranteed Notes, 3.46%, 2/19/29(2)	167,126
		1,915,772
	OIL & GAS SERVICES 0.0%
150,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25(2)	151,715
	PIPELINES 0.2%
200,000	Boardwalk Pipelines L.P., Guaranteed Notes, 4.95%, 12/15/24	223,524
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	244,933
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	228,464
150,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	169,405
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	164,639
175,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	201,170
		1,232,135
		3,299,622
Principal Amount		Value
FINANCIAL 1.5%
	BANKS 0.8%
$150,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(3)	$164,127
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	165,110
100,000	Bank of Montreal, Series E, Senior Unsecured Notes, 3.30%, 2/5/24	107,092
200,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26	214,131
175,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	195,766
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	261,610
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90)%, 3.35%, 4/24/25(4)	159,844
145,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	195,263
150,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	163,943
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24	160,674
150,000	Goldman Sachs Group, Inc. (The), Senior Unsecured Notes, 3.75%, 2/25/26	166,009
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	145,622
225,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	250,337
100,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	105,616
150,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	161,742

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 4.7% (continued)
FINANCIAL 1.5% (continued)
	BANKS 0.8% (continued)
$100,000	ING Groep N.V., Senior Unsecured Notes, 3.95%, 3/29/27	$112,584
250,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	282,971
150,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29	157,120
250,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	270,929
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	264,109
200,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	217,551
125,000	National Australia Bank, Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	133,080
150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	165,028
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	203,653
225,000	Royal Bank of Canada GMTN, Subordinated Notes, 4.65%, 1/27/26	257,885
150,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 3.50%, 6/7/24	160,395
125,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	130,311
150,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 1.15%, 6/12/25	151,136
125,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15)%, 2.64%, 9/17/29(4)	130,886
150,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	163,488
42,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	42,935
Principal Amount		Value
FINANCIAL 1.5% (continued)
	BANKS 0.8% (continued)
$150,000	Zions Bancorp NA, Subordinated Notes, 3.25%, 10/29/29	$157,357
		5,618,304
	DIVERSIFIED FINANCIAL SERVICES 0.2%
175,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Guaranteed Notes, 1.75%, 1/30/26	172,915
200,000	Air Lease Corp., Senior Unsecured Notes, 3.63%, 4/1/27	214,804
150,000	Ally Financial, Inc., Senior Unsecured Notes, 5.13%, 9/30/24	169,000
125,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	136,649
125,000	Brookfield Finance, Inc., Guaranteed Notes, 2.72%, 4/15/31	128,825
200,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	217,977
100,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	109,570
200,000	Synchrony Financial, Senior Unsecured Notes, 2.85%, 7/25/22	204,715
		1,354,455
	INSURANCE 0.3%
125,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30	140,952
125,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30	119,237
225,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	234,201
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	168,942
150,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30(2)	151,839
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(2)	251,074
Principal Amount		Value
FINANCIAL 1.5% (continued)
	INSURANCE 0.3% (continued)
$150,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26	$164,885
100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	108,208
125,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29(2)	131,355
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29(2)	194,347
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	168,224
200,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67)%, 5.70%, 9/15/48(2),(4)	234,609
100,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	105,102
		2,172,975
	REITS 0.2%
150,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	159,529
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	109,399
100,000	AvalonBay Communities, Inc. MTN, Senior Unsecured Notes, 2.45%, 1/15/31	102,683
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29(2)	166,789
100,000	Equinix, Inc., Senior Unsecured Notes, 2.50%, 5/15/31	101,820
125,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	141,160
100,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	105,300
125,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30	123,589

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.7% (continued)
FINANCIAL 1.5% (continued)
	REITS 0.2% (continued)
$125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	$127,809
175,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	185,115
100,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29	114,817
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	286,804
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	129,309
		1,854,123
		10,999,857
INDUSTRIAL 0.4%
	AEROSPACE & DEFENSE 0.1%
100,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	116,178
170,000	Teledyne Technologies, Inc., Senior Unsecured Notes, 1.60%, 4/1/26	170,461
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28	201,518
		488,157
	BUILDING MATERIALS 0.1%
125,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Unsecured Notes, 1.75%, 9/15/30	120,514
125,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30	121,934
150,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	169,609
150,000	Vulcan Materials Co., Senior Unsecured Notes, 3.50%, 6/1/30	165,513
		577,570
	ELECTRONICS 0.1%
200,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	223,261
Principal Amount		Value
INDUSTRIAL 0.4% (continued)
	ELECTRONICS 0.1% (continued)
$150,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30(2)	$152,544
150,000	Jabil, Inc., Senior Unsecured Notes, 1.70%, 4/15/26	151,203
		527,008
	MACHINERY — DIVERSIFIED 0.0%
100,000	John Deere Capital Corp. MTN, Senior Unsecured Notes, 2.45%, 1/9/30	105,412
	MISCELLANEOUS MANUFACTURERS 0.1%
200,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	225,939
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	272,174
		498,113
	PACKAGING & CONTAINERS 0.0%
120,000	Ball Corp., Guaranteed Notes, 4.88%, 3/15/26	133,651
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	162,008
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/28	169,496
		465,155
	TRANSPORTATION 0.0%
100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49	106,122
175,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	185,781
		291,903
		2,953,318
TECHNOLOGY 0.3%
	COMPUTERS 0.1%
150,000	Apple, Inc., Senior Unsecured Notes, 1.25%, 8/20/30(2)	143,954
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	160,716
Principal Amount		Value
TECHNOLOGY 0.3% (continued)
	COMPUTERS 0.1% (continued)
$100,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	$101,336
175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	180,100
		586,106
	SEMICONDUCTORS 0.1%
100,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	99,376
100,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	115,542
100,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	116,134
225,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	232,540
125,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30	135,448
100,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	101,758
		800,798
	SOFTWARE 0.1%
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	172,923
100,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29	110,136
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30	98,249
125,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	133,293
110,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	115,993
100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	98,584
		729,178
		2,116,082
UTILITIES 0.3%
	ELECTRIC 0.3%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	114,471

See Notes to Financial Statements.

June 30, 2021

Principal Amount		Value
CORPORATE BONDS & NOTES 4.7% (continued)
UTILITIES 0.3% (continued)
	ELECTRIC 0.3% (continued)
$100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	$120,754
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	229,780
150,000	DTE Electric Co., 3.95%, 3/1/49	181,465
125,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	133,605
150,000	Entergy Corp., Senior Unsecured Notes, 0.90%, 9/15/25	148,057
100,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30(2)	95,814
250,000	Florida Power & Light Co., 4.05%, 6/1/42	304,347
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	108,353
125,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	127,816
125,000	Northern States Power Co., 2.90%, 3/1/50	127,618
150,000	Pinnacle West Capital Corp., Senior Unsecured Notes, 1.30%, 6/15/25	150,934
125,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30	118,592
150,000	WEC Energy Group, Inc., Senior Unsecured Notes, 1.80%, 10/15/30	144,053
		2,105,659
	GAS 0.0%
225,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	253,555
	WATER 0.0%
175,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	197,955
		2,557,169
TOTAL CORPORATE BONDS & NOTES (Cost $33,958,235)		35,157,833
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS 0.1%
$200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	$208,270
100,000	Export-Import Bank of Korea, Senior Unsecured Notes, 1.13%, 12/29/26	99,593
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	163,314
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $451,766)		471,177
LONG-TERM MUNICIPAL SECURITIES 0.4%
	CALIFORNIA 0.1%
150,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	157,424
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	80,359
100,000	Municipal Improvement Corp. of Los Angeles Revenue Bonds, Series C, 1.88%, 11/1/30	98,010
100,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	103,464
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	65,246
		504,503
	DELAWARE 0.0%
225,000	County of Sussex DE, General Obligation Limited, Series B, GO, 1.21%, 3/15/29	220,223
	MASSACHUSETTS 0.1%
175,000	Massachusetts School Building Authority, Refunding Revenue Bonds, Ser. B, 3.40%, 10/15/40	187,989
Principal Amount		Value
	MASSACHUSETTS 0.1% (continued)
$275,000	Massachusetts Water Resources Authority, Green Bonds, Refunding Revenue Bonds, Ser. F, 3.10%, 8/1/39	$290,365
		478,354
	NEW YORK 0.1%
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	105,390
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	207,326
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	267,330
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	148,996
		729,042
	PENNSYLVANIA 0.0%
100,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	105,655
	TEXAS 0.1%
175,000	City of Houston TX Combined Utility System Revenue, Refunding Revenue Bonds, Series D, 1.97%, 11/15/34	171,796
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,289

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.4% (continued)
	TEXAS 0.1% (continued)
$250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$305,151
150,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, 1.68%, 2/15/32	148,149
		901,385
	VIRGINIA 0.0%
100,000	Hampton Roads Sanitation District, Refunding Revenue Bonds, Ser. A, 2.11%, 2/1/29	102,672
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,921,169)		3,041,834
U.S. GOVERNMENT AGENCY OBLIGATIONS 0.1%
230,000	FHLB, 3.25%, 3/8/24	247,384
250,000	FNMA, 2.38%, 1/19/23	258,428
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $481,178)		505,812
RESIDENTIAL MORTGAGE-BACKED SECURITIES 2.2%
	MORTGAGE-BACKED SECURITIES 2.2%
109,991	FHLMC Series 4151, Class PA	114,352
37,423	FHLMC Gold PC Pool #A47613	42,528
33,081	FHLMC Gold PC Pool #C09055	36,060
54,803	FHLMC Gold PC Pool #J17969	58,010
121,730	FHLMC Gold Pool #C09027	129,045
22,528	FHLMC Gold Pool #G08521	23,882
113,498	FHLMC Gold Pool #J13314	121,276
44,959	FHLMC Gold Pool #Q06884	48,616
47,724	FHLMC Gold Pool #Q11077	51,743
41,870	FHLMC Gold Pool #Q34167	45,926
154,284	FHLMC Gold Pool #Q41084	164,665
95,742	FHLMC Pool #QB5314	99,210
761,199	FHLMC Pool #SD8093	801,182
2,930,196	FHLMC Pool #SD8108	3,059,887
Principal Amount		Value
	MORTGAGE-BACKED SECURITIES 2.2% (continued)
$2,634,722	FHLMC Pool #SD8128	$2,665,633
59,988	FNMA Pool #254954	64,407
69,590	FNMA Pool #745275	79,835
74,379	FNMA Pool #844809	85,347
36,270	FNMA Pool #AA0466	40,341
85,521	FNMA Pool #AB1796	92,122
39,583	FNMA Pool #AB3218	41,870
105,585	FNMA Pool #AB3900	111,144
29,517	FNMA Pool #AC5822	32,536
63,894	FNMA Pool #AD7128	71,066
38,803	FNMA Pool #AD8529	43,156
403	FNMA Pool #AH3226	460
81,169	FNMA Pool #AH4493	90,577
48,012	FNMA Pool #AI1019	53,586
172,023	FNMA Pool #AL0657	197,160
145,177	FNMA Pool #AQ1853	154,454
57,417	FNMA Pool #AS0560	63,501
35,675	FNMA Pool #AS1529	37,694
35,611	FNMA Pool #AS3789	39,117
48,071	FNMA Pool #AS4503	50,792
61,742	FNMA Pool #AS4928	65,882
26,372	FNMA Pool #AS6205	28,129
100,357	FNMA Pool #AS7188	108,716
125,939	FNMA Pool #AS9459	137,095
23,622	FNMA Pool #AT8849	25,973
74,803	FNMA Pool #AU3621	79,541
209,611	FNMA Pool #AU5409	219,790
35,634	FNMA Pool #AU5653	38,949
70,260	FNMA Pool #AU6562	75,953
37,838	FNMA Pool #AU7025	40,182
58,582	FNMA Pool #AV3310	63,406
103,124	FNMA Pool #AY2728	108,053
68,446	FNMA Pool #AZ2276	74,610
99,064	FNMA Pool #BA6555	104,381
40,985	FNMA Pool #BD8211	43,903
53,311	FNMA Pool #BK2040	56,859
95,727	FNMA Pool #BK9648	100,824
226,947	FNMA Pool #BM5793	236,682
114,193	FNMA Pool #BN6248	119,246
822,910	FNMA Pool #CA5540	873,699
456,952	FNMA Pool #FM4140	476,423
164,271	FNMA Pool #MA4077	166,190
1,430,560	FNMA Pool #MA4119	1,447,302
1,793,926	FNMA Pool #MA4159	1,858,382
322,938	FNMA Pool #MA4222	340,324
77,670	FNMA REMIC Trust Series 2013-18 Class AE	80,146
43,270	GNMA I Pool #539285	45,462
59,801	GNMA II Pool #MA1520	63,598
80,816	GNMA II Pool #MA1521	86,616
146,663	GNMA II Pool #MA1839	160,451
182,044	GNMA II Pool #MA4836	191,452
476,899	GNMA II Pool #MA7054	500,815
		16,830,214
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $16,832,644)		16,830,214
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 2.0%
$150,000	U.S. Treasury Bonds, 5.38%, 2/15/31	$204,117
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	716,300
200,000	U.S. Treasury Bonds, 3.50%, 2/15/39	250,305
1,087,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,225,635
960,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,144,837
1,000,000	U.S. Treasury Bonds, 2.25%, 8/15/49	1,036,523
180,000	U.S. Treasury Notes, 2.00%, 11/30/22	184,669
1,450,000	U.S. Treasury Notes, 0.25%, 4/15/23	1,450,736
269,000	U.S. Treasury Notes, 2.13%, 7/31/24	282,555
275,000	U.S. Treasury Notes, 2.25%, 11/15/24	290,737
1,970,000	U.S. Treasury Notes, 0.50%, 3/31/25	1,960,689
1,260,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,379,749
175,000	U.S. Treasury Notes, 2.13%, 5/31/26	185,678
2,400,000	U.S. Treasury Notes, 0.63%, 3/31/27	2,349,469
462,000	U.S. Treasury Notes, 2.25%, 8/15/27	494,358
175,000	U.S. Treasury Notes, 2.75%, 2/15/28	192,937
360,000	U.S. Treasury Notes, 2.88%, 5/15/28	400,177
1,180,000	U.S. Treasury Notes, 1.63%, 8/15/29	1,207,795
TOTAL U.S. TREASURY OBLIGATIONS (Cost $14,455,198)		14,957,266
Shares		Value
SHORT-TERM INVESTMENTS 6.1%
	MONEY MARKET FUNDS 6.1%
35,924,845	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	35,924,845
10,023,889	State Street Navigator Securities Lending Government Money Market Portfolio(6)	10,023,889
		45,948,734
TOTAL SHORT-TERM INVESTMENTS (Cost $45,948,734)		45,948,734
TOTAL INVESTMENTS IN SECURITIES 101.3% (Cost $537,865,817)		$756,881,680
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.3%)		(9,682,692)
NET ASSETS 100%		$747,198,988

See Notes to Financial Statements.

June 30, 2021

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of June 30, 2021, the market value of the securities on loan was $23,460,320.

(3)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(4)
Floating or variable rate security. The rate disclosed is the rate in effect as of June 30, 2021. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(5)
Rate reflects 7 day yield as of June 30, 2021.

(6)
Securities with an aggregate market value of  $23,460,320 were out on loan in exchange for collateral including $10,023,889 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$629,691,066	$—	$—	$629,691,066
Asset-Backed Securities	—	2,752,312	—	2,752,312
Commercial Mortgage-Backed Securities	—	7,525,432	—	7,525,432
Corporate Bonds & Notes*	—	35,157,833	—	35,157,833
Foreign Government Obligations	—	471,177	—	471,177
Long-Term Municipal Securities*	—	3,041,834	—	3,041,834
U.S. Government Agency Obligations	—	505,812	—	505,812
Residential Mortgage-Backed Securities	—	16,830,214	—	16,830,214
U.S. Treasury Obligations	—	14,957,266	—	14,957,266
Short-Term Investments	45,948,734	—	—	45,948,734
Total Investments in Securities	$675,639,800	$81,241,880	$—	$756,881,680

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2021.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 8.81% during the six months ended June 30, 2021. This compares to the 15.25% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund posted solid absolute gains but underperformed the S&P 500® Index on a relative basis during the six-month reporting period, attributable primarily to stock selection. Sector allocation overall also detracted, though to a lesser extent. Having a position in cash, albeit a modest one, during a semi-annual period when the S&P 500® Index rallied strongly also dampened the Fund’s relative results.
Further, during the semi-annual period, growth-oriented stocks significantly underperformed value-oriented stocks. This market dynamic proved a detractor for the Fund, which focuses on investments in larger growth companies.
Which equity market sectors most significantly affected Fund performance?
Stock selection in health care, consumer discretionary and information technology detracted most from the Fund’s relative results. Having overweight allocations to each of these sectors, which each underperformed the S&P 500® Index during the semi-annual period, also hurt.
Partially offsetting these detractors was stock selection in consumer staples and energy, which contributed positively to the Fund’s relative results. Having an underweight allocation to consumer staples, which was the second-weakest performing sector in the S&P 500® Index during the semi-annual period, and having no exposure to utilities, which was the weakest sector in the S&P 500® Index during the semi-annual period, added value as well.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were development-stage biotechnology company Exelixis, pharmaceuticals company Vertex Pharmaceuticals and business communications software-as-a-service provider RingCentral.
Shares of Exelixis declined during the semi-annual period, driven lower mainly on the news its front-line liver cancer trial had failed to show an overall survival benefit despite having met its primary endpoint of progression free survival in the clinical trial. Vertex Pharmaceuticals experienced a double-digit share price decline during the semi-annual period following the discontinuation in June of its trial for a treatment addressing alpha-1 antitrypsin deficiency, or AATD, a genetic disease affecting the liver and lungs. Shares of RingCentral saw a sharp double-digit decline during the semi-annual period. While RingCentral’s management continued to execute well and capture growth opportunities, its stock was pressured by broad weakness within its industry during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were oil and gas exploration and production company Diamondback Energy, three-dimensional graphics processors developer NVIDIA and information technology giant Apple.
Diamondback Energy’s shares soared during the semi-annual period. The company delivered solid quarterly results based on strong execution, including a dividend hike and divestitures. NVIDIA enjoyed a robust double-digit share price gain during the semi-annual period, benefiting from effective execution in its biggest growth markets, including gaming, data centers and crypto currency technologies. Apple proved to be a significant contributor to relative results because the Fund was underweight its stock, which posted a positive absolute return but notably lagged the S&P 500® Index during the semi-annual period.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.
(continued)

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established a Fund position in DraftKings, a leading digital sports gaming and entertainment company, which first became public in April 2020. In our opinion, DraftKings’ revenues and earnings per share could grow substantially in the next couple of years. We also initiated a Fund position in Biogen following the Food & Drug Administration’s (FDA) approval of its Alzheimer’s drug, Aduhelm, in June 2021.
Conversely, we sold the Fund’s positions in biopharmaceutical companies Bristol-Myers Squibb and Alexion Pharmaceuticals. We exited the Fund’s position in Alexion Pharmaceuticals following its announcement in December 2020 that it would be acquired by AstraZeneca, a deal expected to close in late July 2021.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no notable changes in the Fund’s weightings during the six-month period ended June 30, 2021.
How was the Fund positioned relative to its benchmark index at the end of June 2021?
As of June 30, 2021, the Fund was overweighted relative to the S&P 500® Index in the information technology, health care, communication services and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, industrials, consumer staples and energy sectors on the same date. The Fund had no exposure to the materials, real estate and utilities sectors at the end of June 2021.
What is your tactical view and strategy for the months ahead?
During the semi-annual period, we generally saw better than consensus expected sales and corporate earnings reports. We remained guardedly optimistic at the end of the semi-annual period that the healthy economic recovery we have seen will continue, despite some near-term concerns regarding both inflation and an uptick in COVID-19 cases due to the highly transmissible Delta variant. Notably, Fed Chair Jerome Powell remained committed to keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S. equity markets. The Fed has taken this position despite the higher than expected inflation readings, which it believes has been caused by transitory factors and may well be resolved over time as disruptions in the supply chains normalize.
At the end of the semi-annual period, we felt the Fund was well positioned to thrive over the longer term, as the Fund generally owns larger growth companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,200	$24,769,152	6.0%
PayPal Holdings, Inc.	68,000	19,820,640	4.8%
Facebook, Inc.	49,000	17,037,790	4.1%
Alphabet, Inc.	6,700	16,359,993	3.9%
NVIDIA Corp.	19,000	15,201,900	3.7%
Exelixis, Inc.	800,000	14,576,000	3.5%
Visa, Inc.	61,000	14,263,020	3.4%
Biohaven Pharmaceutical Holding Co., Ltd.	145,000	14,076,600	3.4%
Netflix, Inc.	23,000	12,148,830	2.9%
Activision Blizzard, Inc.	125,000	11,930,000	2.9%
Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment In Securities*
*Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2021 (unaudited) (continued)

Performance Data: *
Average Annual Total Returns (For periods ended 6/30/2021)
	6 Mos	1 Yr	5 Yrs	10 Yrs	Since Inception 3/20/1972
Investor Class
Value Line Larger Companies Focused Fund, Inc.	8.81%	34.97%	23.08%	16.44%	11.33%
S&P 500® Index**	15.25%	40.79%	17.65%	14.84%	7.76%
	6 Mos	1 Yr	5 Yrs	Since Inception 11/2/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	8.95%	35.27%	23.33%	19.34%
S&P 500® Index**	15.25%	40.79%	17.65%	13.68%

*
The performance data quoted represent past performance and are no guarantee of future performance. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS 99.1%
COMMUNICATION SERVICES 18.3%
	INTERNET 14.2%
6,700	Alphabet, Inc. Class A(1)	$16,359,993
49,000	Facebook, Inc. Class A(1)	17,037,790
23,000	Netflix, Inc.(1)	12,148,830
77,000	Tencent Holdings, Ltd. ADR(2)	5,798,100
115,000	Twitter, Inc.(1)	7,913,150
		59,257,863
	MEDIA 1.2%
28,000	Walt Disney Co. (The)(1)	4,921,560
	SOFTWARE 2.9%
125,000	Activision Blizzard, Inc.	11,930,000
		76,109,423
CONSUMER DISCRETIONARY 15.8%
	ENTERTAINMENT 1.6%
125,000	DraftKings, Inc. Class A(1)(2)	6,521,250
	INTERNET 8.4%
44,000	Alibaba Group Holding, Ltd.
	ADR(1)	9,978,320
7,200	Amazon.com, Inc.(1)	24,769,152
		34,747,472
	LEISURE TIME 2.8%
95,000	Peloton Interactive, Inc. Class A(1)	11,781,900
	RETAIL 3.0%
56,000	Starbucks Corp.	6,261,360
18,000	Ulta Beauty, Inc.(1)	6,223,860
		12,485,220
		65,535,842
CONSUMER STAPLES 1.2%
	BEVERAGES 1.2%
21,000	Constellation Brands, Inc. Class A	4,911,690
ENERGY 1.4%
	OIL & GAS 1.4%
63,000	Diamondback Energy, Inc.	5,915,070
FINANCIALS 1.5%
	DIVERSIFIED FINANCIAL SERVICES 1.5%
66,000	Blackstone Group, Inc. (The) Class A	6,411,240
HEALTHCARE 20.2%
	BIOTECHNOLOGY 16.2%
1,200,000	Amarin Corp. PLC ADR(1)(2)	5,256,000
Shares		Value
HEALTHCARE 20.2% (continued)
	BIOTECHNOLOGY 16.2% (continued)
15,000	Biogen, Inc.(1)	$5,194,050
145,000	Biohaven Pharmaceutical Holding Co., Ltd.(1)	14,076,600
75,000	Exact Sciences Corp.(1)	9,323,250
800,000	Exelixis, Inc.(1)	14,576,000
170,000	Global Blood Therapeutics, Inc.(1)	5,953,400
135,000	Intercept Pharmaceuticals, Inc.(1) (2)	2,695,950
52,000	Vertex Pharmaceuticals, Inc.(1)	10,484,760
		67,560,010
	HEALTHCARE PRODUCTS 1.4%
55,000	Edwards Lifesciences Corp.(1)	5,696,350
	PHARMACEUTICALS 2.6%
25,000	DexCom, Inc.(1)	10,675,000
		83,931,360
INDUSTRIALS 2.3%
	INTERNET 2.3%
160,000	Lyft, Inc. Class A(1)	9,676,800
INFORMATION TECHNOLOGY 38.4%
	COMMERCIAL SERVICES 4.8%
68,000	PayPal Holdings, Inc.(1)	19,820,640
	COMPUTERS 3.8%
60,000	Apple, Inc.	8,217,600
30,000	Crowdstrike Holdings, Inc. Class A(1)	7,539,300
		15,756,900
	DIVERSIFIED FINANCIAL SERVICES 3.4%
61,000	Visa, Inc. Class A	14,263,020
	INTERNET 4.1%
8,000	Shopify, Inc. Class A(1)	11,687,840
38,000	Zendesk, Inc.(1)	5,484,920
		17,172,760
	SEMICONDUCTORS 5.4%
19,000	NVIDIA Corp.	15,201,900
52,000	QUALCOMM, Inc.	7,432,360
		22,634,260
	SOFTWARE 16.9%
12,000	Adobe, Inc.(1)	7,027,680
30,000	Microsoft Corp.	8,127,000
25,000	RingCentral, Inc. Class A(1)	7,264,500
40,000	Salesforce.com, Inc.(1)(2)	9,770,800
Shares		Value
INFORMATION TECHNOLOGY 38.4% (continued)
	SOFTWARE 16.9% (continued)
21,000	ServiceNow, Inc.(1)	$11,540,550
62,000	Splunk, Inc.(1)	8,963,960
26,000	Twilio, Inc. Class A(1)	10,248,160
30,000	Workday, Inc. Class A(1)	7,162,200
		70,104,850
		159,752,430
TOTAL COMMON STOCKS (Cost $229,954,948)		412,243,855
SHORT-TERM INVESTMENTS 1.7%
	MONEY MARKET FUNDS 1.7%
4,017,027	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(3)	4,017,027
2,872,791	State Street Navigator Securities Lending Government Money Market Portfolio(4)	2,872,791
		6,889,818
TOTAL SHORT-TERM INVESTMENTS (Cost $6,889,818)		6,889,818
TOTAL INVESTMENT IN SECURITIES 100.8% (Cost $236,844,766)		$419,133,673
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.8%)		(3,321,824)
NET ASSETS 100%		$415,811,849

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of June 30, 2021, the market value of the securities on loan was $15,063,403.

(3)
Rate reflects 7 day yield as of June 30, 2021.

(4)
Securities with an aggregate market value of  $15,063,403 were out on loan in exchange for collateral including $2,872,791 of cash collateral as of June 30, 2021. The collateral was invested in a cash collateral reinvestment vehicle.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

June 30, 2021

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2021 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$412,243,855	$—	$—	$412,243,855
Short-Term Investments	6,889,818	—	—	6,889,818
Total Investments in Securities	$419,133,673	$—	$—	$419,133,673

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2021 (unaudited)

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$471,570,751	$472,351,486	$756,881,680	$419,133,673
Dividends and interest receivable	121,230	304,454	539,639	3,076
Prepaid expenses	66,832	96,746	135,689	66,128
Receivable for capital shares sold	43,074	289,205	750,410	14,537
Receivable for securities sold	—	—	2,650,051	—
Receivable for securities lending income	—	—	3,085	2,297
Total Assets	471,801,887	473,041,891	760,960,554	419,219,711
Liabilities:
Payable for capital shares redeemed	311,982	311,276	125,510	58,327
Payable upon return of securities on loan (See Note 1(K))	—	5,719	10,023,889	2,872,791
Payable for securities purchased	—	—	2,929,634	—
Accrued expenses:
Advisory fee	276,282	242,881	384,897	257,762
Service and distribution plan fees	92,014	66,482	116,946	81,958
Printing fee payable	55,981	37,538	71,570	33,440
Auditing and legal fees payable	44,704	43,406	51,295	35,421
Custody and accounting fees payable	39,610	27,703	45,765	31,173
Sub-transfer agent fees	1,823	4,960	—	1,787
Directors’ fees and expenses	1,695	1,765	—	1,430
Other	51,971	34,823	12,060	33,773
Total Liabilities	876,062	776,553	13,761,566	3,407,862
Net Assets	$470,925,825	$472,265,338	$747,198,988	$415,811,849
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 11,609,591 shares)	$11,609,591	$15,450,815	$53,324,000	$9,962,304
Additional paid-in capital	158,782,831	244,568,097	423,897,941	181,221,333
Total Distributable Earnings/(Loss)	300,533,403	212,246,426	269,977,047	224,628,212
Net Assets	$470,925,825	$472,265,338	$747,198,988	$415,811,849
Net Asset Value Per Share
Investor Class
Net Assets	$456,666,791	$326,255,642	$577,444,924	$408,522,279
Shares Outstanding	11,259,366	10,690,229	41,221,088	9,789,316
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.56	$30.52	$14.01	$41.73
Institutional Class
Net Assets	$14,259,034	$146,009,696	$169,754,064	$7,289,570
Shares Outstanding	350,225	4,760,586	12,102,912	172,988
Net Asset Value, Offering and Redemption Price per Outstanding Share	$40.71	$30.67	$14.03	$42.14
*Includes securities on loan of	$—	$5,527	$23,460,320	$15,063,403
Cost of investments	$215,981,509	$294,822,350	$537,865,817	$236,844,766
See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 2021 (unaudited)

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $9,549, $7,122 $9,366 and $0, respectively)	$1,177,759	$3,418,932	$1,658,551	$564,998
Interest	—	—	831,196	—
Securities lending income (Net)	—	222	18,104	12,348
Total Income	1,177,759	3,419,154	2,507,851	577,346
Expenses:
Advisory fees	1,655,037	1,473,616	2,368,662	1,463,175
Service and distribution plan fees	547,423	398,542	724,274	491,284
Sub-transfer agent fees	60,840	119,874	123,005	14,664
Transfer agent fees	58,733	69,546	65,738	49,307
Custody and accounting fees	46,216	36,364	64,649	39,928
Auditing and legal fees	45,404	45,580	66,446	40,608
Printing and postage fees	35,538	38,467	41,030	18,609
Registration and filing fees	28,282	31,069	50,576	21,393
Directors’ fees and expenses	22,735	22,924	33,734	20,177
Fund administration fees	15,372	15,372	15,372	16,004
Compliance and tax service fees	11,382	11,962	13,615	10,064
Insurance fees	3,793	4,934	7,143	4,198
Other	13,613	13,182	15,042	12,629
Recoupment (See Note 5)	—	6,086	3,346	97,418
Total Expenses Before Fees Waived (See Note 5)	2,544,368	2,287,518	3,592,632	2,299,458
Less: Advisory Fees Waived	(12,393)	(20,651)	(14,944)	(9,130)
Net Expenses	2,531,975	2,266,867	3,577,688	2,290,328
Net Investment Income/(Loss)	(1,354,216)	1,152,287	(1,069,837)	(1,712,982)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	26,043,310	17,855,165	50,479,454	32,882,195
Foreign currency transactions	(27)	(18)	—	—
	26,043,283	17,855,147	50,479,454	32,882,195
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	11,133,125	15,925,150	9,196,645	2,889,492
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	37,176,408	33,780,297	59,676,099	35,771,687
Net Increase/(Decrease) in Net Assets from Operations	$35,822,192	$34,932,584	$58,606,262	$34,058,705
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Select Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(1,354,216)	$(1,901,054)	$1,152,287	$(1,663,424)
Net realized gain/(loss) on investments and foreign currency	26,043,283	113,804,307	17,855,147	29,616,854
Change in net unrealized appreciation/(depreciation) on investments	11,133,125	(23,302,668)	15,925,150	48,617,215
Net increase/(decrease) in net assets from operations	35,822,192	88,600,585	34,932,584	76,570,645
Distributions to Shareholders from:
Investor Class	—	(99,858,878)	—	(24,479,712)
Institutional Class	—	(2,667,066)(1)	—	(10,791,086)
	—	(102,525,944)	—	(35,270,798)
Share Transactions:
Proceeds from sale of shares
Investor Class	4,835,203	27,762,538	16,634,606	114,237,141
Institutional Class	2,568,907	12,031,878(1)	22,918,586	113,119,445
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	94,686,711	—	22,681,152
Institutional Class	—	2,522,692(1)	—	9,730,790
Cost of shares redeemed
Investor Class	(34,748,268)	(144,955,330)	(47,447,290)	(207,662,644)
Institutional Class	(1,321,449)	(745,669)(1)	(26,638,009)	(36,340,588)
Net increase/(decrease) in net assets from capital share transactions	(28,665,607)	(8,697,180)	(34,532,107)	15,765,296
Total increase/(decrease) in net assets	7,156,585	(22,622,539)	400,477	57,065,143
Net Assets:
Beginning of period	463,769,240	486,391,779	471,864,861	414,799,718
End of period	$470,925,825	$463,769,240	$472,265,338	$471,864,861
Capital Share Transactions:
Shares sold
Investor Class	128,549	699,074	578,205	4,547,034
Institutional Class	66,808	268,809(1)	794,278	4,311,246
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	2,591,317	—	829,596
Institutional Class	—	68,869(1)	—	354,621
Shares redeemed
Investor Class	(921,487)	(3,732,892)	(1,657,299)	(8,255,594)
Institutional Class	(34,885)	(19,376)(1)	(928,532)	(1,391,238)
Net increase/(decrease)	(761,015)	(124,199)	(1,213,348)	395,665

(1)
Commenced operations on May 1, 2020.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations:
Net investment income/(loss)	$(1,069,837)	$(1,321,964)	$(1,712,982)	$(2,829,123)
Net realized gain/(loss) on investments	50,479,454	35,808,188	32,882,195	45,552,293
Change in net unrealized appreciation/(depreciation) on investments	9,196,645	116,307,321	2,889,492	86,710,387
Net increase/(decrease) in net assets from operations	58,606,262	150,793,545	34,058,705	129,433,557
Distributions to Shareholders from:
Investor Class	—	(28,634,815)	—	(34,460,180)
Institutional Class	—	(6,230,165)	—	(548,169)
	—	(34,864,980)	—	(35,008,349)
Share Transactions:
Proceeds from sale of shares
Investor Class	67,168,928	147,385,018	2,805,035	11,565,758
Institutional Class	63,583,212	92,959,782	698,694	4,510,155
Proceeds from reinvestment of distributions to shareholders
Investor Class	—	27,027,150	—	33,215,648
Institutional Class	—	6,175,863	—	547,360
Cost of shares redeemed
Investor Class	(96,445,258)	(146,694,731)	(22,144,874)	(35,355,783)
Institutional Class	(27,884,561)	(20,087,905)	(514,188)	(1,111,162)
Net increase/(decrease) in net assets from capital share transactions	6,422,321	106,765,177	(19,155,333)	13,371,976
Total increase/decrease in net assets	65,028,583	222,693,742	14,903,372	107,797,184
Net Assets:
Beginning of period	682,170,405	459,476,663	400,908,477	293,111,293
End of period	$747,198,988	$682,170,405	$415,811,849	$400,908,477
Capital Share Transactions:
Shares sold
Investor Class	5,006,879	12,564,377	70,246	361,151
Institutional Class	4,735,002	7,674,211	17,493	117,977
Shares issued to shareholders in reinvestment of distributions
Investor Class	—	2,176,099	—	903,827
Institutional Class	—	497,251	—	14,766
Shares redeemed
Investor Class	(7,219,154)	(13,030,041)	(565,413)	(1,061,527)
Institutional Class	(2,084,737)	(1,836,022)	(13,039)	(34,979)
Net increase/(decrease)	437,990	8,045,875	(490,713)	301,215
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Select Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$37.49	$38.93	$30.47	$33.11	$28.99	$28.93
Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)(1)	(0.17)(1)	(0.05)(1)	(0.14)	(0.08)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	3.18	8.91	11.16	0.58	6.56	2.04
Total from investment operations	3.07	8.74	11.11	0.44	6.48	2.04
Less distributions:
Distributions from net realized gains	—	(10.18)	(2.65)	(3.08)	(2.36)	(1.98)
Total distributions	—	(10.18)	(2.65)	(3.08)	(2.36)	(1.98)
Net asset value, end of period	$40.56	$37.49	$38.93	$30.47	$33.11	$28.99
Total return	8.19%(3)	23.12%	36.59%	1.39%	22.32%	7.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$456,667	$451,806	$486,392	$315,928	$342,056	$308,694
Ratio of expenses to average net assets	1.13%(4)	1.16%	1.16%	1.20%	1.20%	1.21%
Ratio of net investment income to average net assets	(0.61)%(4)	(0.43)%	(0.12)%	(0.42)%	(0.26)%	(0.20)%
Portfolio turnover rate	2%(3)	12%	17%	8%	3%	7%
See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights (continued)

	Value Line Select Growth Fund, Inc. Institutional Class
	Six Months Ended June 30, 2021	Period Ended December 31, 2020(5)
	(unaudited)
Net asset value, beginning of period	$37.58	$36.44
Income/(loss) from investment operations:
Net investment income/(loss)	(0.07)(1)	0.02(1)
Net gains/(losses) on securities (both realized and unrealized)	3.20	11.30
Total from investment operations	3.13	11.32
Less distributions:
Distributions from net realized gains	—	(10.18)
Total distributions	—	(10.18)
Net asset value, end of period	$40.71	$37.58
Total return	8.33%(3)	31.78%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$14,259	$11,963
Ratio of gross expenses to average net assets(6)	1.07%(4)	1.96%(4)
Ratio of net expenses to average net assets(7)	0.88%(4)	0.91%(4)
Ratio of net investment income/(loss) to average net assets(7)	(0.36)%(4)	0.08%(4)
Portfolio turnover rate	2%(3)	12%(3)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Annualized.

(5)
Commenced operations on May 1, 2020.

(6)
Ratio reflects expenses grossed up for the waiver/reimbursement.

(7)
Ratio reflects expenses net of the wavier/reimbursement.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.29	$25.49	$19.11	$19.19	$16.27	$14.99
Income/(loss) from investment operations:
Net investment income/(loss)	0.06(1)(2)	(0.12)(1)	0.06(1)(3)	(0.07)	0.00(4)	0.00(4)
Net gains/(losses) on securities (both realized and unrealized)	2.17	5.13	6.68	0.97	3.23	1.64
Total from investment operations	2.23	5.01	6.74	0.90	3.23	1.64
Less distributions:
Dividends from net investment income	—	(0.02)	(0.00)(4)	—	—	—
Distributions from net realized gains	—	(2.19)	(0.36)	(0.98)	(0.31)	(0.36)
Total distributions	—	(2.21)	(0.36)	(0.98)	(0.31)	(0.36)
Net asset value, end of period	$30.52	$28.29	$25.49	$19.11	$19.19	$16.27
Total return	7.88%(5)	19.96%	35.30%	4.72%	19.84%	10.94%
Ratios/Supplemental Data:
Net assets, end of period	$326,255	$332,898	$373,341	$184,515	$147,669	$134,030
Ratio of expenses to average net assets	1.07%(6)	1.10%	1.11%	1.18%	1.18%	1.21%
Ratio of net investment income to average net assets	0.42%(2)(6)	(0.46)%	0.27%(3)	(0.46)%	(0.34)%	(0.28)%
Portfolio turnover rate	—%(5)	4%	19%	10%	2%	20%
See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights (continued)

	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,			Period Ended December 31, 2017(7)
		2020	2019	2018
Net asset value, beginning of period	$28.39	$25.59	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	0.10(1)(3)	(0.04)(1)	0.20(1)(3)	(0.04)	0.00(4)
Net gains/(losses) on securities (both realized and unrealized)	2.18	5.14	6.64	0.99	1.26
Total from investment operations	2.28	5.10	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	—	(0.11)	(0.06)	—	—
Distributions from net realized gains	—	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	—	(2.30)	(0.42)	(0.98)	(0.31)
Net asset value, end of period	$30.67	$28.39	$25.59	$19.17	$19.20
Total return	8.03%(5)	20.24%	35.68%	4.98%	6.89%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$146,010	$138,967	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets(8)	0.85%(6)	0.89%	1.04%	3.97%	5.61%(6)
Ratio of net expenses to average net assets(9)	0.82%(6)	0.85%	0.86%	0.93%	0.93%(6)
Ratio of net investment income/ (loss) to average net assets(8)	0.70%(2)(6)	(0.15)%	0.81%(3)	(0.19)%	(0.12)%(6)
Portfolio turnover rate	—%(5)	4%	19%	10%	2%(5)

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Includes income resulting from special dividends. For the period ended June 30, 2021, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.11) and $(0.07), respectively, and the ratio for the Investor Class and Institutional Class would have been (0.61)% and (0.36)%, respectively.

(3)
Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.

(4)
Amount is less than $.01 per share.

(5)
Not annualized.

(6)
Annualized.

(7)
Commenced operations on August 12, 2017.

(8)
Ratio reflects expenses grossed up for the waiver/reimbursement.

(9)
Ratio reflects expenses net of the wavier/reimbursement.

See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.90	$10.25	$8.94	$9.95	$8.48	$8.72
Income/(loss) from investment operations:
Net investment income/(loss)	(0.02)(1)	(0.03)(1)	(0.01)(1)	0.00(2)	0.05	0.02
Net gains/(losses) on securities (both realized and unrealized)	1.13	3.39	2.32(3)	(0.27)	1.97	0.23
Total from investment operations	1.11	3.36	2.31	(0.27)	2.02	0.25
Less distributions:
Dividends from net investment income	—	—	—	(0.01)	(0.05)	(0.02)
Distributions from net realized gains	—	(0.71)	(1.00)	(0.73)	(0.50)	(0.47)
Total distributions	—	(0.71)	(1.00)	(0.74)	(0.55)	(0.49)
Net asset value, end of period	$14.01	$12.90	$10.25	$8.94	$9.95	$8.48
Total return	8.60%(4)	33.03%	26.14%	(2.71)%	23.86%	2.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$577,445	$560,243	$427,619	$375,158	$392,869	$302,636
Ratio of expenses to average net assets	1.03%	1.07%	1.09%	1.12%	1.11%	1.16%
Ratio of net investment income to average net assets	(0.35)%(5)	(0.28)%	(0.08)%	(0.02)%	0.49%	0.22%
Portfolio turnover rate	21%(4)	51%	34%	86%	88%	53%
See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights (continued)

	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.90	$10.22	$8.89	$9.90	$8.43	$8.65
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	(0.01)(1)	0.02(1)	0.04	0.07	0.02
Net gains/(losses) on securities (both realized and unrealized)	1.14	3.40	2.31(3)	(0.30)	1.98	0.25
Total from investment operations	1.13	3.39	2.33	(0.26)	2.05	0.27
Less distributions:
Dividends from net investment income	—	—	—	(0.02)	(0.08)	(0.02)
Distributions from net realized gains	—	(0.71)	(1.00)	(0.73)	(0.50)	(0.47)
Total distributions	—	(0.71)	(1.00)	(0.75)	(0.58)	(0.49)
Net asset value, end of period	$14.03	$12.90	$10.22	$8.89	$9.90	$8.43
Total return	8.76%(4)	33.42%	26.51%	(2.61)%	24.31%	3.06%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$169,754	$121,927	$31,858	$24,469	$6,750	$1,055
Ratio of gross expenses to average net assets(6)	0.80%(5)	0.89%	0.97%	1.08%	1.63%	4.82%
Ratio of net expenses to average net assets(7)	0.78%(5)	0.82%	0.84%	0.87%	0.86%	0.90%
Ratio of net investment income/(loss) to average net assets(7)	(0.09)%(5)	(0.06)%	0.17%	0.19%	0.58%	0.43%
Portfolio turnover rate	21%(4)	51%	34%	86%	88%	53%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratio reflects expenses grossed up for the waiver/reimbursement.

(7)
Ratio reflects expenses net of the wavier/reimbursement.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.35	$28.87	$25.34	$28.65	$23.05	$26.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.17)(1)	(0.29)(1)	(0.23)(1)	(0.22)	(0.19)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	3.55	13.42	6.64	0.58	8.00	0.10
Total from investment operations	3.38	13.13	6.41	0.36	7.81	0.10
Less distributions:
Distributions from net realized gains	—	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Total distributions	—	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Net asset value, end of period	$41.73	$38.35	$28.87	$25.34	$28.65	$23.05
Total return	8.81%(3)	45.98%	25.67%	1.30%	33.79%	0.24%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$408,522	$394,389	$291,057	$253,199	$272,191	$214,675
Ratio of gross expenses to average net assets(4)	1.15%(5)	1.15%	1.16%	1.18%	1.19%	1.23%
Ratio of net expenses to average net assets(6)	1.15%(5)	1.15%	1.15%	1.15%	1.11%	1.13%
Ratio of net investment income to average net assets(6)	(0.86)%(5)	(0.86)%	(0.78)%	(0.77)%	(0.71)%	(0.62)%
Portfolio turnover rate	12%(3)	54%	29%	36%	35%	47%
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2021 (unaudited)	Years Ended December 31,
		2020	2019	2018	2017	2016
Net asset value, beginning of period	$38.68	$29.03	$25.41	$28.65	$23.02	$26.18
Income/(loss) from investment operations:
Net investment income/(loss)	(0.12)(1)	(0.21)(1)	(0.15)(1)	(0.14)	(0.19)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	3.58	13.51	6.65	0.57	8.03	0.14
Total from investment operations	3.46	13.30	6.50	0.43	7.84	0.14
Less distributions:
Distributions from net realized gains	—	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Total distributions	—	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Net asset value, end of period	$42.14	$38.68	$29.03	$25.41	$28.65	$23.02
Total return	8.95%(3)	46.36%	25.92%	1.55%	33.96%	0.40%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$7,290	$6,519	$2,054	$1,238	$1,681	$401
Ratio of gross expenses to average net assets(4)	1.17%(5)	1.80%	2.75%	3.92%	2.73%	17.29%
Ratio of net expenses to average net assets(6)	0.90%(5)	0.90%	0.90%	0.93%	0.94%	0.98%
Ratio of net investment loss to average net assets(6)	(0.61)%(5)	(0.62)%	(0.50)%	(0.58)%	(0.67)%	(0.49)%
Portfolio turnover rate	12%(3)	54%	29%	36%	35%	47%

(1)
Per share amounts are calculated based on average shares outstanding during the period.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Ratio reflects expenses grossed up for the waiver/reimbursement.

(5)
Annualized.

(6)
Ratio reflects expenses net of the wavier/reimbursement.

See Notes to Financial Statements.

Notes to Financial Statements	June 30, 2021 (unaudited)

1.   Significant Accounting Policies
Value Line Select Growth Fund, Inc. (formerly Value Line Premier Growth Fund, Inc.), Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The Value Line Capital Appreciation Fund, Inc. seeks capital appreciation and income consistent with the allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee

Notes to Financial Statements (continued)

determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2021, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

June 30, 2021 (unaudited)

(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$58,517	$216	$58,733
Sub-transfer agent fees	58,848	1,992	60,840
Registration and filing fees	14,726	13,556	28,282
Other	12,892	721	13,613
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$53,821	$15,725	$69,546
Sub-transfer agent fees	72,991	46,883	119,874
Registration and filing fees	16,180	14,889	31,069
Other	9,058	4,124	13,182
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$57,816	$7,922	$65,738
Sub-transfer agent fees	93,879	29,126	123,005
Registration and filing fees	29,632	20,944	50,576
Other	9,227	5,815	15,042
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$48,587	$720	$49,307
Sub-transfer agent fees	13,507	1,157	14,664
Registration and filing fees	11,554	9,839	21,393
Other	11,309	1,320	12,629
(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Notes to Financial Statements (continued)

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts:   The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2021, the Funds were not invested in joint repurchase agreements.

June 30, 2021 (unaudited)

As of June 30, 2021, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*
Value Line Mid Cap Focused Fund, Inc.	5,527	5,719
Value Line Capital Appreciation Fund, Inc.	23,460,320	24,536,443
Value Line Larger Companies Focused Fund, Inc.	15,063,403	15,790,565

*
Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $5,719, $10,023,889 and $2,872,791, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Capital Appreciation Fund, Inc. received non cash-collateral of $14,512,554 in the form of U.S. Government obligations, ranging from 0.01%-8.75%, maturing 7/15/21 — 2/15/51 and Value Line Larger Companies Focused Fund, Inc. received non cash-collateral of  $12,917,774 in the form of U.S. Government obligations, ranging from 0.01%-6.88%, maturing 7/15/21 — 2/15/51. The Funds cannot sell or repledge the non-cash collateral and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2021, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Select Growth Fund, Inc.	$7,713,282	$36,338,329	$—	$—
Value Line Mid Cap Focused Fund, Inc.	—	35,522,389	—	—
Value Line Capital Appreciation Fund, Inc.	131,896,518	117,927,697	15,069,508	29,820,705
Value Line Larger Companies Focused Fund, Inc.	49,773,813	66,471,726	—	—
4. Income Taxes
At June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Select Growth Fund, Inc.	$215,981,509	$255,589,242	$—	$255,589,242
Value Line Mid Cap Focused Fund, Inc.	294,822,350	177,529,136	—	177,529,136
Value Line Capital Appreciation Fund, Inc.	537,865,817	250,332,819	31,316,956	219,015,863
Value Line Larger Companies Focused Fund, Inc.	236,844,766	201,797,797	19,508,890	182,288,907
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Select Growth Fund, Inc.	$—	$20,267,794	$—	244,443,417	$—	$—	$264,711,211
Value Line Mid Cap Focused Fund, Inc.	—	15,723,703	—	161,590,139	—	—	177,313,842
Value Line Capital Appreciation Fund, Inc.	714,327	7,541,745	—	203,114,713	—	—	211,370,785
Value Line Larger Companies Focused Fund, Inc.	—	13,771,250	—	176,798,257	—	—	190,569,507

June 30, 2021 (unaudited)

The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2020 and 2019 were as follows:
	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$102,525,944	$102,525,944
Value Line Mid Cap Focused Fund, Inc.	1,320,659	33,950,139	35,270,798
Value Line Capital Appreciation Fund, Inc.	3,173,616	31,691,364	34,864,980
Value Line Larger Companies Focused Fund, Inc.	4,990,295	30,018,054	35,008,349
	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$31,772,080	$31,772,080
Value Line Mid Cap Focused Fund, Inc.	211,908	6,461,512	6,673,420
Value Line Capital Appreciation Fund, Inc.	3,734,782	37,892,410	41,627,192
Value Line Larger Companies Focused Fund, Inc.	880,795	25,900,259	26,781,054

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. and managing each Fund’s investments for the period ended June 30, 2021, the Adviser was paid a fee at an annual rate of 0.73%, 0.65%, 0.65% and 0.73%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for both Value Line Select Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. and 0.70% on the first $100 million of average daily net assets and 0.65% on the remaining assets for both Value Line Mid Cap Focused Fund, Inc and Value Line Capital Appreciation Fund, Inc. (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2022 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation”).

Notes to Financial Statements (continued)

For the period ended June 30, 2021, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Select Growth Fund, Inc.	$1,655,037
Value Line Mid Cap Focused Fund, Inc.	1,473,616
Value Line Capital Appreciation Fund, Inc	2,368,662
Value Line Larger Companies Focused Fund, Inc	1,463,175
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended June 30, 2021, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Select Growth Fund, Inc.	$547,423
Value Line Mid Cap Focused Fund, Inc.	398,542
Value Line Capital Appreciation Fund, Inc	724,274
Value Line Larger Companies Focused Fund, Inc	491,284
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which the Fund may pay directly to the financial intermediary or indirectly via the Distributor, will not exceed (unless approved by the Board) the lower of: (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2021, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Select Growth Fund, Inc.	$60,840
Value Line Mid Cap Focused Fund, Inc.	119,874
Value Line Capital Appreciation Fund, Inc.	123,005
Value Line Larger Companies Focused Fund, Inc.	14,664
The Adviser agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitation (attributable to the Value Line Larger Companies Focused Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of June 30, 2021, fees contractually waived/ reimbursed by the Adviser amounted to $12,393, $20,651, $14,944 and

June 30, 2021 (unaudited)

$9,130 for the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. respectively. As of June 30, 2021, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Select Growth Fund Inc.	June 30, 2021	$—
Value Line Select Growth Fund Inc.	June 30, 2022	10,122
Value Line Select Growth Fund Inc.	June 30, 2023	32,652
Value Line Mid Cap Focused Fund Inc.	June 30, 2021	36,568
Value Line Mid Cap Focused Fund Inc.	June 30, 2022	15,415
Value Line Mid Cap Focused Fund Inc.	June 30, 2023	37,986
Value Line Capital Appreciation Fund, Inc.	June 30, 2021	44,784
Value Line Capital Appreciation Fund, Inc.	June 30, 2022	28,168
Value Line Capital Appreciation Fund, Inc.	June 30, 2023	30,304
Value Line Larger Companies Focused Fund, Inc.	June 30, 2021	49,743
Value Line Larger Companies Focused Fund, Inc.	June 30, 2022	43,915
Value Line Larger Companies Focused Fund, Inc.	June 30, 2023	34,165
During the six months ended June 30, 2021, the Value Line Mid Cap Focused Fund Inc., the Value Line Capital Appreciation Fund, Inc. and the Value Line Larger Companies Focused Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of  $6,086, $3,346 and $97,418, respectively.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on January 1, 2021 and held for six months ended June 30, 2021.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Select Growth Fund, Inc. — Investor Class	$1,000.00	$1,081.90	$5.83	1.13%
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,083.30	4.55	0.88
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,078.80	5.52	1.07
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,080.30	4.23	0.82
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,086.00	5.33	1.03
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,087.60	4.04	0.78
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,088.10	5.95	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,089.50	4.66	0.90
Hypothetical (5% return before expenses)
Value Line Select Growth Fund, Inc. — Investor Class	$1,000.00	$1,019.19	$5.66	1.13%
Value Line Select Growth Fund, Inc. — Institutional Class	1,000.00	1,020.43	4.41	0.88
Value Line Mid Cap Focused Fund, Inc. — Investor Class	1,000.00	1,019.49	5.36	1.07
Value Line Mid Cap Focused Fund, Inc. — Institutional Class	1,000.00	1,020.73	4.11	0.82
Value Line Capital Appreciation Fund, Inc. — Investor Class	1,000.00	1,019.69	5.16	1.03
Value Line Capital Appreciation Fund, Inc. — Institutional Class	1,000.00	1,020.93	3.91	0.78
Value Line Larger Companies Focused Fund, Inc. — Investor Class	1,000.00	1,019.09	5.76	1.15
Value Line Larger Companies Focused Fund, Inc. — Institutional Class	1,000.00	1,020.33	4.51	0.90

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the Financial Highlights.

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE CAPITAL APPRECIATION FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC., AND VALUE LINE SELECT GROWTH FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Select Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors and representatives of Broadridge Financial Solutions, Inc., an independent mutual fund board consulting service.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i) the Fund’s investment performance, performance-related metrics and risk-related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Broadridge Financial Solutions, Inc. utilizing the classification system of Morningstar, Inc., an independent evaluation service (together, “Broadridge/Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Broadridge/Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which were effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Broadridge/Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Broadridge/Morningstar’s methodology with the objective to permit meaningful comparisons. Broadridge/Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Select Growth Fund, Inc. within its Mid-Cap Growth category and classified Value Line Larger Companies Focused Fund, Inc. within its Large Growth category. Broadridge/Morningstar classified Value Line Capital Appreciation Fund, Inc. within its Allocation — 70% to 85% Equity category and also included funds within its Allocation — 85%+ Equity category in constructing the Fund’s custom Category to permit more robust comparisons.
In preparing a Peer Group for each Fund, Broadridge/Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Broadridge/Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 10 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Select Growth Fund, Inc. consists of 9 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Capital Appreciation Fund, Inc. consists of 5 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund. In seeking peers for Value Line Capital Appreciation Fund, Inc., funds with high exposure to small- and micro-cap stocks were eliminated.
In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; (d) each Fund’s potential for achieving economies of scale; and (e) potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Broadridge/Morningstar the description of the methodology used by Broadridge/Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Broadridge/Morningstar.
The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the benchmark index and the Peer Group and Category medians for the one-year, five-year and ten-year periods ended March 31, 2021. The Board further noted that the Fund’s performance for the three-year period ended March 31, 2021 was above the benchmark index, but equal to the Category median and less than the Peer Group median.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and benchmark index for the one-year period ended March 31, 2021. The Board further noted that the Fund outperformed the benchmark index, but not the Peer Group and Category medians, for the three-year and five-year periods ended March 31, 2021. The Board also noted that the Fund’s performance for the ten-year period ended March 31, 2021 was above the Peer Group median, but equal to the Category median and less than the benchmark index. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption of a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Select Growth Fund, Inc.   The Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the one-year and ten-year periods ended March 31, 2021. The Board further noted that the Fund outperformed the benchmark index, but not the Peer Group and Category medians, for the three-year and five-year periods ended March 31, 2021.
Value Line Capital Appreciation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index, for the one-year, three-year, five-year, and ten-year periods ended March 31, 2021.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs, and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board also considered the Adviser’s implementation of, and continued operations under, its business continuity plan in response to the COVID-19 Pandemic, including not only the Adviser’s operations but the Adviser’s oversight of other Fund service providers who also implemented and are operating under their business continuity plans. The Board concluded that each Fund’s management team and the Adviser’s overall resources (including human resources, financial capital and liquidity) were adequate, and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement, including while operating remotely under the Adviser’s business continuity plan.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s advisory fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was greater than that of the Peer Group and Category medians.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.

Value Line Select Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category (including the Fund), the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Capital Appreciation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses. The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. The Board noted that the Distributor and Adviser had made permanent each Fund’s class-level contractual expense limitation agreement, pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes). This expense limitation agreement can be terminated without shareholder approval only by agreement of the Fund’s Board. For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will also continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through June 30, 2022. This expense limitation agreement can be terminated or modified before June 30, 2022 only with the approval of the Board. Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years from the month in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was greater than that of the Category median, and equal to that of the Peer Group median, before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Select Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Capital Appreciation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the additional resources devoted by the Adviser to enhance its and the Fund’s overall compliance program and treasury function. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers, including the Adviser’s recent request for proposal for transfer agency services that resulted in favorable fee concessions by the transfer agent for the Value Line fund family. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services. However, the Distributor and the Adviser would benefit from a Fund’s payment of such fees to financial intermediaries if such payment were to reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during the current and prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management, sub-transfer agency and/

or Rule 12b-1 fees for certain funds, the Funds’ policy prohibiting the Adviser’s use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.
Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.68% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Select Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.69% on the first $100 million of the Fund’s average daily net assets and 0.63% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Fund’s Agreement.
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

(b)	Not Applicable

Item 2	Code of Ethics

Not applicable.

Item 3	Audit Committee Financial Expert

Not applicable.

Item 4	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits.

(a)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	August 31, 2021